Exhibit 10.5.1

SECOND AMENDMENT OF LEASE

This Second Amendment of Lease is made and entered into this 19th day of March, 1997, by and between Crossroads Associates and Clocktower Associates (Landlord), and Siebel Systems, Inc. a California Corporation (Tenant).

RECITALS

A. WHEREAS, Landlord and Tenant entered into a Lease dated June 4th, 1996, (the Lease) for the lease of approximately 66,426 gross square feet of space located in the five story Building located at 1855 South Grant Street, San Mateo, San Mateo County, California; and

B. WHEREAS, by letter dated October 30th, 1996 Tenant exercised Tenant's option to lease the fourth floor of 1875 South Grant Street, and by letter dated December 17th, 1996, Tenant exercised Tenant's option to lease the tenth floor of the 1875 South Grant Street Building; and

C. WHEREAS, by First Amendment of Lease dated March 17, 1997 Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord 12,926 rentable square feet of space located on the first floor of 1875 South Grant Street, commencing April 1st, 1997, contingent upon Landlord obtaining a lease termination agreement with California Federal Bank, which lease termination agreement was not obtained thereby rendering the First Amendment of Lease void;

D. WHEREAS, Tenant desires to lease an additional 12,926 gross square feet of space (which includes Tenant's proportionate share of Building common areas) located on the first floor of the Building located at 1875 South Grant Street, San Mateo, San Mateo County, California, thereby bringing Tenant's total leased area to 114,756 rentable square feet (66,426 s.f. + 35,404 s.f. + 12,926 s.f.).

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

1. The Premises to be leased hereunder shall hereinafter be referred to as the First Floor 1875 Space" and is described as follows: 12,926 rentable square feet of space, which includes Tenant's prorata share of Building common areas, located on the first floor of the Building located at 1875 South Grant Street, San Mateo, San Mateo County, California and as further outlined in red on Exhibit "A".

2. Effective Date and Termination Date

The "Effective Date" shall hereinafter be defined as April 1st, 1998. The Lease Termination Date for the First Floor 1875 Space shall be co-terminus with the space leased by Tenant at 1855 South Grant Street and therefore shall be August 7th, 2006. Landlord and Tenant further agree Tenant's Lease of the First Floor 1875 Space shall be subject to the options to extend the Lease per paragraph 48 of the Lease.

3. Upon the Effective Date, Landlord agrees to lease to Tenant and Tenant agrees to lease and hire from Landlord the First Floor 1875 Space as defined above.

4. Tenant agrees to lease the First Floor 1875 Space in an as-is condition, and any alteration or modifications to the Premises shall be made in accordance with paragraphs 8 & 9 of the Lease and shall not delay the commencement of Lease for the First Floor 1875 Space nor delay the payment of rent and all such modifications shall be at Tenant's sole cost and expense. Notwithstanding anything herein to the contrary, Landlord agrees to provide Tenant an allowance equal to the cost to recarpet the First Floor 1875 Space with building standard carpet and building standard base and to repaint the First Floor 1875 Space. The allowance to be provided herein shall be in the form of a credit against Basic Rent due and owing from Tenant to Landlord, and said allowance shall be credited to Tenant in the month succeeding the installation of new carpet, base, and paint for the applicable areas.

5. Basic Rent

Commencing on the Effective Date, Tenant's monthly Basic Rent for the First Floor 1875 Space shall be l2,926s.f. x $2.30 = $29,729.80 per month. This amount shall be adjusted on August 7th, 1998 and annually thereafter per the terms and limitations described in paragraph 38 of the Lease. For example, if effective August 7th, 1998 the annual rent adjustment described in paragraph 38 of the Lease is 2.4% then Effective August 7th, 1998 Tenant's Basic Rent for the First Floor 1875 Space will be adjusted as follows: $29,729.80 x 1.04 = $30,918.99. This amount will be adjusted annually thereafter according to paragraph 38.

6. Additional Rent

Upon the Effective Date, Tenant's Additional Rent as described in paragraph 4D of the Lease shall be increased by the then current rate being charged to tenants occupying Building 1875 and shall continue to be adjusted per the terms and conditions of paragraph 4D. For example if the Additional Rent per square foot per month for space in the 1875 Building as of the Effective Date was $0.62/square foot/month, commencing upon the Effective Date, Tenant's Additional Rent would be increased by the following amount: 12,926 s.f. x $0.62 per square foot per month = $8,014 per month.

7. Parking

Upon the Effective Date, Tenant's allocated number of parking spaces in the Complex shall be increased by 40 spaces.

8. Landlord and Tenant mutually acknowledge and agree that neither Landlord nor Tenant have had any dealings with any real estate brokers or agents in connection with the negotiation of this First Amendment of Lease which has resulted in any obligation to pay a leasing commission.

Except as herein modified the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have signed this First Amendment of Lease, which for reference purposes shall be deemed to have been dated as the day above written.

LANDLORD:	TENANT:
CROSSROADS ASSOCIATES, and CLOCKTOWER ASSOCIATES	SIEBEL SYSTEMS, Inc., a California Corporation
/s/ Boyd Smith Title Partner	/s/ Howard H. Graham Title Senior Vice President and CFO

THIRD AMENDMENT OF LEASE

This Third Amendment of Lease is made and entered into this 1st day of September, 1997, by and between Crossroads Associates and Clocktower Associates (Landlord), and Siebel Systems, Inc. a California Corporation (Tenant).

RECITALS

A. WHEREAS, Landlord and Tenant entered into a Lease dated June 4th, 1996, (the Lease) for the lease of approximately 66,426 gross square feet of space located in the five story Building located at 1855 South Grant Street, San Mateo, San Mateo County, California; and

B. WHEREAS, by letter dated October 30th, 1996 Tenant exercised Tenant's option to lease the fourth floor of 1875 South Grant Street, and by letter dated December 17th, 1996, Tenant exercised Tenant's option to lease the tenth floor of the 1875 South Grant Street Building; and.

C. WHEREAS, by First Amendment of Lease dated March 17, 1997 Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord 12,926 rentable square feet of space located on the first floor of 1875 South Grant Street, commencing April 1st, 1997, contingent upon Landlord obtaining a lease termination agreement with California Federal Bank, which lease termination agreement was not obtained thereby rendering the First Amendment of Lease void;

D. WHEREAS, by Second Amendment of Lease dated March 19, 1997 Tenant leased an additional 12,926 gross square feet of space (which includes Tenant's proportionate share of Building common areas) located on the first floor of the Building located at 1875 South Grant Street, San Mateo, San Mateo County, California (the "First Floor 1875 Space"); and

E. WHEREAS, by letter dated May 23, 1997, Tenant exercised Tenant's Option to lease the ninth floor of 1875 South Grant Street, and by letter dated July 28th, 1997 Tenant exercised Tenant's Option to lease the Eighth floor of 1875 South Grant Street, thereby bringing Tenant's total leased area (subject to the Ninth floor becoming available) 150,160 gross square feet of space.

F. WHEREAS, Tenant wishes to lease directly from Landlord Suite 130, 1875 South Grant Street, which Suite 130 is included in and is a part of the First Floor 1875 space as referred to above and as is defined in paragraph 1 of the Second Amendment of Lease. Tenant's direct lease of Suite 130 is to commence prior to the commencement of lease date for the First Floor 1875 space of April 1st, 1998 as is currently provided for. In order to allow Tenant to do so, California Federal Bank, has agreed to modify its May 18, 1990 lease with Landlord (the "Cal Fed Lease") to eliminate Suite 130 from the Cal Fed Lease premises. In addition, California Federal Bank and InCOMMON, LLC have agreed to modify the February 21, 1997 Sublease between CalFed and inCommon (the inCommon Sublease") to eliminate Suite 130 from the inCommon subleased premises.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant agree as follows;

1. Suite 130. The Premises tube leased hereunder shall hereinafter be referred to as "Suite 130" and is described as follows: 4,114 rentable square feet of space, which includes Tenant's prorata share of Building common areas, located on the First Floor of the Building located at 1875 South Grant Street, San Mateo, San Mateo County, California and as further outlined in red on Exhibit "A." Suite 130 is a part of the First Floor 1875 Space as referred to above.

2. Effective Date and Termination Date. The "Effective Date" shall hereinafter be defined as September 1, 1997. The Lease Termination Date for Suite 130 shall be co-terminus with the space leased by Tenant at 1855 South Grant Street and therefore shall be August 7, 2006. Landlord and Tenant further agree Tenant's lease of Suite 130 shall be subject to the options to extend the Lease per paragraph 48 of the Lease.

3. Agreement to Lease. Upon the Effective Date, Landlord agrees to lease Tenant and Tenant agrees to lease and hire from Landlord Suite 130 as defined above.

4. Premises As-Is. Tenant agrees to lease Suite 130 in an "as-is" condition, and any alteration or modifications to the Premises shall be made in accordance with paragraphs 8 & 9 of the Lease and shall not delay the commencement of Lease for Suite 130 nor delay the payment of rent and all such modifications shall be at Tenant's sole cost and expense.

5. Basic Rent. Commencing on the Effective Date, Tenant's monthly Basic Rent for Suite 130 shall be 4,114 s.f. x $1.35 = $5,553.90 per month. This amount shall be adjusted on April 1st, 1998, which is the Effective Date for the First Floor 1875 Space. From and after April 1st, 1998, the Basic Rent for Suite 130 shall be as described in paragraph 5 of the Second Amendment of Lease.

6. Additional Rent

Upon the Effective Date, Tenant's Additional Rent for Suite 130 shall be $2,550.68 per month. This amount shall be increased on April 1st, 1998 to the then current rate being charged to tenants occupying Building 1875 and shall continue to be adjusted per the terms and conditions of paragraph 4D of the Lease.

7. Parking

Upon the Effective Date, Tenant's allocated number of parking spaces in the Complex shall be increased by 13 spaces.

8. No Brokers. Landlord and Tenant mutually acknowledge and agree that neither Landlord nor Tenant have had any dealings with any real estate brokers or agents in connection with the negotiation of this Third Amendment of Lease which has resulted in any obligation to pay a leasing commission.

9. Lease in Full Force and Effect. Except as herein modified the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have signed this Third Amendment of Lease, which for reference purposes shall be deemed to have been dated as the day above written.

LANDLORD:	TENANT:
CROSSROADS ASSOCIATES, and CLOCKTOWER ASSOCIATES	SIEBEL SYSTEMS, Inc., a California Corporation
/s/ Boyd Smith Title ___________	/s/ Howard H. Graham Title Senior Vice President and CFO

FOURTH AMENDMENT OF LEASE

This Fourth Amendment of Lease is made and entered into this 2nd day of April, 1998, by and between Crossroads Associates and Clocktower Associates (Landlord), and Siebel Systems, Inc. a California Corporation (Tenant).

RECITALS

A. WHEREAS, Landlord and Tenant entered into a Lease dated June 4th, 1996, (the Lease) for the lease of approximately 66,426 gross square feet of space located in the five story Building located at 1855 South Grant Street, San Mateo, San Mateo County, California; and

B. WHEREAS, by letter dated October 30th, 1996 Tenant exercised Tenant's option to lease the fourth floor of 1875 South Grant Street, and by letter dated December 17th, 1996, Tenant exercised Tenant's option to lease the tenth floor of the 1875 South Grant Street Building; and

C. WHEREAS, by First Amendment of Lease dated March 17, 1997 Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord 12,926 rentable square feet of space located on the first floor of 1875 South Grant Street, commencing April 1st, 1997, contingent upon Landlord obtaining a lease termination agreement with California Federal Bank, which lease termination agreement was not obtained thereby rendering the First Amendment of Lease void; and

D. WHEREAS, by Second Amendment of Lease dated March 19, 1997 Tenant leased an additional 12,926 gross square feet of space (which includes Tenant's proportionate share of Building common areas) located on the first floor of the Building located at 1875 South Grant Street, San Mateo, San Mateo County, California (the First Floor 1875 Space); and

E. WHEREAS, by letter dated May 23, 1997, Tenant exercised Tenant's Option to lease the ninth floor of 1875 South Grant Street, and by letter dated July 28th, 1997 Tenant exercised Tenant's Option to lease the Eighth floor of 1875 South Grant Street, thereby bringing Tenant's total leased area (subject to the Ninth floor becoming available) to 150,160 gross square feet of space.

F. WHEREAS, by Third Amendment of Lease dated September 1st, 1997 Landlord and Tenant agreed to an early commencement of lease for Suite 130, 1875 South Grant Street, such that the Suite 130 Lease commenced September 1st, 1997.

G. WHEREAS, Tenant desires to make certain modifications to Tenant's Leased Premises in the Building at 1875 South Grant Street, San Mateo, which Tenant improvements will result in an increased need for parking over and above the amount of parking spaces allocated to Tenant under the Lease and Landlord has agreed to allocate to Tenant additional parking.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

1. The total number of parking spaces allocated to Tenant under the Lease is summarized as follows:

Location of Premises	Square Footage	Parking Spaces

1855 1875 1st Floor 4th Floor 8th Floor 10th Floor Total	66,426 12,926 17,702 17,702 17,702 132,458	200 40 52 52 52 396

In addition to the number of parking spaces granted to Tenant for the Leased Premises as summarized above, Landlord hereby agrees to provide and grant Tenant an additional 45 parking spaces throughout the term of Tenant's Lease or any extension thereof thereby bringing Tenant's total parking allocation to 396 + 45 = 441. If during Tenant's tenancy Landlord, in Landlord's sole opinion, deems it necessary to specifically designate an area in which the additional 45 spaces referred to herein shall be located, Landlord reserves the right to so designate a specific area and Tenant agrees to use Tenant's best efforts to encourage Tenant's employees to so park in the designated area. The designated area may be within the parking area of the Complex, or may be upon an adjacent parcel or parcels immediately to the north of the Complex.

2. Compensation. As compensation to Landlord for the additional parking allocation of 45 spaces Tenant agrees to pay Landlord, in addition to all other Basic and Additional Rent due under the lease, the following amounts:

Commencing upon the completion of Tenant's improvements for the 10th floor (1875) Premises, Tenant shall pay landlord $6,250.00 per month, with partial months prorated. Upon completion of Tenant's improvements for the 8th floor (1875) Premises, the $6,25000 monthly amount shall be increased to $12,500.00 per month. This shall be paid and adjusted as indicated in the table below:

Time Period	Monthly Amount
(per above) - 12/31/2002	$ 12,500.00
1/1/2003 - 08/07/2006(1) 8/8/2006 - 08/07/2011(2) 8/8/2011 - 08/07/2016(3)	$ 13,000.00 $ 13,500.00 $ 14,000.00

__________

(1)(end of original lease term)
(2)(provided that the Lease is extended per Tenant's first option).
(3)(provided Tenant exercises its second option to extend).

3. Restoration. Tenant has submitted to Landlord a tentative schematic plan which reflects Tenant's intentions to reconfigure the eighth and tenth floors in the Building at 1875 South Grant Street. This preliminary plan is dated November 7, 1997 and is attached as Exhibit "A" to this Fourth Amendment of Lease. Landlord hereby approves Tenant's preliminary plans subject to Landlord's final review of the actual p1ans, finish schedules, and specifications which are to plans subject to Landlord's final review of the actual p1ans, finish schedules, and specifications which are to be submitted from Tenant to Landlord per paragraph 8 & 9 of the Lease. Pursuant to Paragraphs 8 & 9 of the Lease, should Tenant make the modifications as indicated, Tenant's restoration requirements for each of the floors so modified will be as follows:

a) Construct seven private offices at each "side" of each floor.
b) Reinstall the entire 1oop corridor on each floor.
c) Add two 15 x 15 rooms on each side of each floor.
d) Make all necessary mechanical, electrical, fire sprinkler and other modifications necessary to achieve the above including compliance with any building code requirements then in effect at the time such restoration is to be performed.
e) With respect to finishes and other building standard materials, Tenant will restore all materials and finishes to the building standard unless unless otherwise approved and accepted in writing by Landlord.

A preliminary drawing of the configuration of the Premises after the restoration is performed is attached as Exhibit "B" to this Fourth Amendment of Lease. All restoration required hereunder shall be at Tenant's sole cost and expense and shall be performed in accordance with paragraphs 8 and 9 of the Lease.

4. Lease in full force and effect. Except as herein modified the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have signed this Fourth Amendment of Lease, which for reference purposes shall be deemed to have been dated as the day above written.

LANDLORD:	TENANT:
CROSSROADS ASSOCIATES, and CLOCKTOWER ASSOCIATES	SIEBEL SYSTEMS, Inc., a California Corporation
/s/ Boyd Smith Title Partner	/s/ Kevin A. Johnson Title Vice President, Legal Affairs

FIFTH AMENDMENT TO LEASE

This Fifth Amendment of Lease is made and entered into this 8th day of May, 1998, by and between Crossroads Associates and Clocktower Associates (Landlord), and Siebel Systems, Inc. a California Corporation (Tenant).

RECITALS

A. WHEREAS, Landlord and Tenant entered into a Lease dated June 4th, 1996, (the Lease) for the lease of approximately 66,426 gross square feet of space located in the five story Building located at 1855 South Grant Street, San Mateo, San Mateo County, California; and

B. WHEREAS, by letter dated October 30th, 1996 Tenant exercised Tenant's option to lease the fourth floor of the Building located at 1875 South Grant Street, San Mateo, San Mateo County, California (and hereinafter referred to as the 1875 Building) and by letter dated December 17th, 1996, Tenant exercised Tenant's option to lease the tenth floor of the 1875 Building; and

C. WHEREAS, by First Amendment of Lease dated March 17, 1997 Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord 12,926 rentable square feet of space located on the first floor of the 1875 Building, commencing April 1st, 1997, contingent upon Landlord obtaining a lease termination agreement with California Federal Bank, which lease termination agreement was not obtained thereby rendering the First Amendment of Lease void; and

D. WHEREAS, by Second Amendment of Lease dated March 19, 1997 Tenant leased an additional 12,926 gross square feet of space located on the first floor of the 1875 Building; and

E. WHEREAS, by letter dated May 23, 1997, Tenant exercised Tenant's Option to lease the ninth floor of the 1875 Building, and by letter dated July 28th, 1997 Tenant exercised Tenant's Option to lease the Eighth floor of the 1875 Building, thereby bringing Tenant's total leased area (subject to the Ninth floor becoming available) to 150,160 gross square feet of space; and

F. WHEREAS, by Third Amendment of Lease dated September 1st, 1997 Landlord and Tenant agreed to an early commencement of lease for Suite 130, in the 1875 Building, such that the Suite 130 Lease commenced September 1st, 1997.

G. WHEREAS, by Fourth Amendment of Lease dated April 2nd, 1998, Landlord and Tenant agreed that Landlord will allow Tenant to make certain improvements to Tenant's Premises in the 1875 Building and Tenant further agreed to additional compensation for additional parking.

H. WHEREAS, Bay Networks exercised its option to extend its lease on the ninth floor of the 1875 Building, thereby making Tenant's exercise of option to lease the ninth floor void and therefore bringing Tenant's total leased area to 132,458 square feet.

I. WHEREAS, in the 1875 Building Tenant now desires to lease an additional 9,453 square feet on the second floor and 6,973 square feet on the third floor (which include Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 148,884 square feet.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

1. The areas to be leased hereunder are all located in the Building located at 1875 South Grant Street, San Mateo, San Mateo County, California and are further described as follows:

a) Suite 200

Comprising 8,007 square feet of rentable space, including Tenant's prorata share of Building common areas, located on the second floor and as further described in red on Exhibit "Al".

b) Suite 220

Comprising 1,376 gross square feet of space, which includes Tenant's prorata share of Building common areas, located on the second floor and as further outlined in red on Exhibit "Al".

c) Suite 350

Comprising 6,973 rentable square feet of space, which includes Tenant's prorata share of Building common areas, located on the third floor and as further outlined in red on Exhibit "A2".

Tenant hereby acknowledges that all three suites to be leased hereunder, Suite 200, 220 and 350, are currently leased to other tenants. Tenant's Lease of Suite 200 and Suite 350 are each contingent upon Landlord entering into, in Landlord's sole opinion, an acceptable Lease Termination Agreement, specifying the date upon which such leases shall terminate (each a "Lease Termination Date"), with each of the respective tenants that lease and occupy Suites 200 & 350. In the event Landlord does not enter into such a lease termination agreement with respect to the tenants leasing suite 200 or 350, then the provisions of this Fifth Amendment of Lease applicable to the suite for which Landlord does not enter such lease termination agreement shall be void and of no force and effect between the parties and neither Landlord nor Tenant shall be liable to one another for having entered into this Fifth Amendment of Lease with respect to such space. All other terms and conditions of the Lease, including the other terms and conditions of this Fifth Amendment of Lease, shall remain in full force and effect.

2. EFFECTIVE DATE

The "Effective Date" for the commencement of Lease for Suites 200 and 350 shall be the calendar date immediately succeeding the Lease Termination Date for Suite 200 and 350 respectively. The Effective Date for Suite 220 shall be the later of September 1st, 1998 or the date Landlord delivers possession of Suite 220 to Tenant. It is anticipated by Landlord and Tenant that the Effective Date for Suite 200 shall be June 16, 1998 and for Suite 350 August 1st, 1998.

3. TERM

The Term of Lease for Suite 200, 220, and 350, shall each commence upon the Effective Date for each of the respective Suites and shall terminate August 31st, 2008. Landlord and Tenant each acknowledge that the expiration date of the term of Lease for Suites 200, 220, and 350 leased hereunder is different from the expiration date of the term of lease for the 1855 Building and Tenant's lease for the 1st, 4th, 8th and 10th floor spaces in the 1875 Building, (hereinafter referred to for purposes of this Fifth Amendment of Lease as the "Core Space"). In the event the term of Tenant's lease for the Core Space expires and Tenant vacates the Core Space, nevertheless, the term of lease for Suites 200, 220 and 350 leased hereunder shall expire August 31st, 2008 and all the terms and conditions of the Lease shall remain in full force and effect and shall pertain to the space leased under this Fifth Amendment of Lease. Furthermore, it is hereby agreed that the Lease for Suite 200, 220 and 350 shall be subject to the Option to Extend granted to Tenant per paragraph 48 of the Lease. In the event that Tenant exercises its option to extend the Lease on the Core Space (as defined above) such that the Lease for the Core Space is extended to July 31st, 2011, then the Lease for Suites 200, 220 and 350 shall automatically be extended from August 31st, 2008 to July 31st, 2011. The Basic and Additional Rent on Suites 200, 220, and 350, for the period September 1st, 2008 to July 31st, 2011 (provided Tenant has exercised its option per paragraph 48 of the Lease) shall be at the same rate as Tenant is then paying on the Core Space.

4. BASIC RENT

The Basic Rent, commencing upon the Effective Date for each of the respective suites, shall be $2.75 per square foot per month multiplied by the square footage leased, as follows:

Suite	Square Footage	Basic Rent/Sq. Ft.	Total monthly Basic Rent

200 220 350	8,007 1,376 6,973	$2.75 2.75 2.75	$22,019.25 3,784.00 19,175.75

The Basic Rent described above shall be adjusted August 8th, 1998 and annually thereafter, in the same manner and upon the same date and with the same limitations as described in paragraph 38 of the Lease.

Notwithstanding anything herein to the contrary, for each of the Suites 200, 220, and 350, Landlord hereby grants Tenant two months Basic Rent abatement on such suite. Such Basic Rent Abatement shall be granted to Tenant irrespective whether Tenant occupies the Premises or not during the two month period immediately following the Effective Date for each Suite. For example, if the Effective Date for Suite 200 were June 16th, 1998, Tenant's lease on Suite 200 would commence June 16th, 1998, and the Basic Rent described above for Suite 200 would commence August 16th, 1998.

5. ADDITIONAL RENT

For calendar year 1998, commencing upon the Effective Date for each Suite, Tenant shall pay $0.62 per square foot per month as payment for Tenant's proportionate share of the expenses of operation, management, and maintenance of Tenant's Premises. Therefore upon the Effective Date for each suite Tenant's Additional Rent is as follows:

Suite	Square Footage	Monthly Additional Rent

200 220 350	8,007 1,376 6,973	$4,964.34 853.12 4,323.26

6. AS-IS

Tenant agrees to lease each suite hereunder in an "as- is" condition, and any alteration or modification to the Premises shall be made in accordance with paragraphs 8 & 9 of the Lease at Tenant's sole cost and expense and shall not delay the commencement of Lease for each of the Suites nor delay the payments of rent.

7. PARKING

On the Effective Date for each Suite, Tenant's total parking allocation shall be increased as follows:

Suite 200    25 spaces
Suite 220    4 spaces
Suite 350    22 spaces

8. NO BROKERS

Landlord and Tenant mutually acknowledge that neither Landlord nor Tenant have had any dealings with any real estate brokers or agents in connection with the negotiation of this Fifth Amendment of Lease which has resulted in any obligation to pay a leasing commission.

9. LEASE IN FULL FORCE AND EFFECT

Except as herein and modified the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have signed this Fifth Amendment of Lease, which for reference purposes shall be deemed to have been dated as the date above written.

LANDLORD:	TENANT:
CROSSROADS ASSOCIATES, and CLOCKTOWER ASSOCIATES	SIEBEL SYSTEMS, Inc., a California Corporation
/s/ Boyd Smith Title Partner	/s/ Kevin A. Johnson Title Vice President, Legal Affairs

[Crossroads Logo]	1875 SOUTH GRANT STREET SUITE 100 SAN MATEO, CALIFORNIA 94402 (415) 571-5433

August 25, 1998

Ms. Linda Jansen
Siebel Systems, Inc.
1855 South Grant Street
San Mateo, CA 94402

RE: SIEBEL SYSTEM, INC. - LEASE AGREEMENT

Dear Ms. Jansen:

As you know, there are several typographical errors in the Fifth Amendment of Lease. While the total square footage is correct, clarification is necessary with respect to Suite 200. Therefore, Landlord and Tenant do herein agree to the following corrections:

PARAGRAPH 1.(a) Suite 200

Comprising 8,077 square feet of rentable space, including Tenant's prorata share of Building common areas, located on the second floor and as further described in red on Exhibit "A".

PARAGRAPH 4. BASIC RENT

This paragraph remains unchanged, except for the following change to the Basic Rent Schedule:

Suite	Square Footage	Basic Rent/Sq. Ft.	Total monthly Basic Rent

200	8,007	$2.75	$22,211.75

PARAGRAPH 5. ADDITIONAL RENT

This paragraph remains unchanged, except for the following change to the Additional Rent Schedule:

Suite	Square Footage	Monthly Additional Rent

200	8,007	$5,007.74

Sincerely,

/s/ Peter Klayman
Peter Klayman

SIXTH AMENDMENT OF LEASE

This Sixth Amendment of Lease is made and entered into this 16th day of September, 1998, by and between Crossroads Associates and Clocktower Associates (Landlord), and Siebel Systems, Inc. a California Corporation (Tenant).

RECITALS

A. WHEREAS, Landlord and Tenant entered into a Lease dated June 4th, 1996, (the Lease) for the lease of approximately 66,426 gross square feet of space located in the five story Building located at 1855 South Grant Street, San Mateo, San Mateo County, California; and

B. WHEREAS, by letter dated October 30th, 1996 Tenant exercised Tenant's option to lease the fourth floor of the Building located at 1875 South Grant Street, San Mateo, San Mateo County, California (and hereinafter referred to as the 1875 Building) and by letter dated December 17th, 1996, Tenant exercised Tenant's option to lease the tenth floor of the 1875 Building; and

C. WHEREAS, by First Amendment of Lease dated March 17, 1997 Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord 12,926 rentable square feet of space located on the first floor of the 1875 Building, commencing April 1st, 1997, contingent upon Landlord obtaining a lease termination agreement with California Federal Bank, which lease termination agreement was not obtained thereby rendering the First Amendment of Lease void; and

D. WHEREAS, by Second Amendment of Lease dated March 19, 1997 Tenant leased an additional 12,926 gross square feet of space located on the first floor of the 1875 Building; and

E. WHEREAS, by letter dated May 23, 1997, Tenant exercised Tenant's Option to lease the ninth floor of the 1875 Building, and by letter dated July 28th, 1997 Tenant exercised Tenant's Option to lease the Eighth floor of the 1875 Building, thereby bringing Tenant's total leased area (subject to the Ninth floor becoming available) to 150,160 gross square feet of space; and

F. WHEREAS, by Third Amendment of Lease dated September 1st, 1997 Landlord and Tenant agreed to an early commencement of lease for Suite 130, in the 1875 Building, such that the Suite 130 Lease commenced September 1st, 1997.

G. WHEREAS, by Fourth Amendment of Lease dated April 2nd, 1998, Landlord and Tenant agreed that Landlord will allow Tenant to make certain improvements to Tenant's Premises in the 1875 Building and Tenant further agreed to additional compensation for additional parking.

H. WHEREAS, Bay Networks exercised its option to extend its lease on the ninth floor of the 1875 Building, thereby making Tenant's exercise of option to lease the ninth floor void and therefore bringing Tenant's total leased area to 132,458 square feet.

I. WHEREAS, by Fifth Amendment of Lease dated May 8, 1998, in the 1875 Building, Tenant leased an additional 9,453 square feet on the second floor and 6,973 square feet on the third floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 148,884 square feet.

J. WHEREAS, in the 1875 Building, Tenant now desires to lease an additional 7,113 square feet on the fifth floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 155,997 square feet.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

1. The area to be leased hereunder shall hereinafter be referred to as "Suite 500" and is described as follows: 7,113 rentable square feet of space, which includes Tenant's prorata share of Building common areas, located on the fifth floor of the Building located at 1875 South Grant Street, San Mateo, San Mateo County, California and as further outlined in red on Exhibit "A".

2. EFFECTIVE DATE

The "Effective Date" for the commencement of Lease for Suite 500 shall hereinafter be defined as March 1, 1999.

3. TERM

The Term of Lease for Suite 500 shall commence upon the Effective Date and shall terminate August 31st, 2008. Landlord and Tenant each acknowledge that the expiration date of the term of Lease for Suite 500 is different from the expiration date of the term of lease for the 1855 Building and The "Core Space" (as defined in Paragraph 3 of the Fifth Amendment of Lease). In the event the term of Tenant's lease for the Core Space expires and Tenant vacates the Core Space, nevertheless, the term of lease for Suite 500 leased hereunder shall expire August 31st, 2008 and all the terms and conditions of the Lease shall remain in full force and effect and shall pertain to the space leased under this Sixth Amendment of Lease. Furthermore, it is hereby agreed that the Lease for Suite 500 shall be subject to the Option to Extend granted to Tenant per paragraph 48 of the Lease. In the event that Tenant exercises its option to extend the Lease on the Core Space such that the Lease for the Core Space is extended to July 31st, 2011, then the Lease for Suite 500 shall automatically be extended from August 31st, 2008 to July 31st, 2011. The Basic and Additional Rent on Suite 500 for the period September 1st, 2008 to July 31st, 2011 (provided Tenant has exercised its option per paragraph 48 of the Lease) shall be at the same rate as Tenant is then paying on the Core Space.

4. BASIC RENT

Commencing upon the Effective Date, Tenant's monthly Basic Rent for Suite 500 shall be 7,113 s.f. x $2.90 = $20,627.70 per month. This amount shall be adjusted August 8th, 1999 and annually thereafter, in the same manner and upon the same date and with the same limitations as described in Paragraph 38 of the Lease.

Notwithstanding anything herein to the contrary, for Suite 500, Landlord hereby grants Tenant two months Basic Rent abatement on such suite. Such Basic Rent Abatement shall be granted to Tenant irrespective whether Tenant occupies the Premises or not during the two month period immediately following the Effective Date. For example, the Effective Date for Suite 500 is March 1st, 1999, Tenant's lease on Suite 500 will commence March 1st, 1999, and the Basic Rent described above for Suite 500 will commence May 1st, 1999.

5. ADDITIONAL RENT

Commencing upon the Effective Date, Tenant's Additional Rent as described in Paragraph 4D of the Lease shall be the then current rate being charged to tenants occupying Building 1875 and shall continue to be adjusted per the terms and conditions of Paragraph 4D.

6. AS-IS

Tenant agrees to lease suite 500 hereunder in an "as-is" condition, and any alteration or modification to the Premises shall be made in accordance with paragraphs 8 & 9 of the Lease at Tenant's sole cost and expense and shall not delay the commencement of Lease for Suite 500 nor delay the payment of rent.

7. PARKING

Upon the Effective Date for Suite 500, Tenant's total parking allocation shall be increased by 22 spaces.

8. NO BROKERS

Landlord and Tenant mutually acknowledge that neither Landlord nor Tenant have had any dealings with any real estate brokers or agents in connection with the negotiation of this Sixth Amendment of Lease which has resulted in any obligation to pay a leasing commission.

9. LEASE IN FULL FORCE AND EFFECT

Except as herein and modified the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have signed this Fifth Amendment of Lease, which for reference purposes shall be deemed to have been dated as the date above written.

LANDLORD:	TENANT:
CROSSROADS ASSOCIATES, and CLOCKTOWER ASSOCIATES	SIEBEL SYSTEMS, Inc., a Delaware Corporation
/s/ Boyd Smith Title Partner	/s/ Jeffrey T. Amann Title Director, Legal Affairs

SEVENTH AMENDMENT OF LEASE

This Seventh Amendment of Lease is made and entered into this 1st day of December, 1998, by and between Crossroads Associates and Clocktower Associates (Landlord), and Siebel Systems, Inc. a California Corporation (Tenant).

RECITALS

A. WHEREAS, Landlord and Tenant entered into a Lease dated June 4th, 1996, (the Lease) for the lease of approximately 66,426 gross square feet of space located in the five story Building located at 1855 South Grant Street, San Mateo, San Mateo County, California; and

B. WHEREAS, by letter dated October 30th, 1996 Tenant exercised Tenant's option to lease the fourth floor of the Building located at 1875 South Grant Street, San Mateo, San Mateo County, California (and hereinafter referred to as the 1875 Building) and by letter dated December 17th, 1996, Tenant exercised Tenant's option to lease the tenth floor of the 1875 Building; and

C. WHEREAS, by First Amendment of Lease dated March 17, 1997 Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord 12,926 rentable square feet of space located on the first floor of the 1875 Building, commencing April 1st, 1997, contingent upon Landlord obtaining a lease termination agreement with California Federal Bank, which lease termination agreement was not obtained thereby rendering the First Amendment of Lease void; and

D. WHEREAS, by Second Amendment of Lease dated March 19, 1997 Tenant leased an additional 12,926 gross square feet of space located on the first floor of the 1875 Building; and

E. WHEREAS, by letter dated May 23, 1997, Tenant exercised Tenant's Option to lease the ninth floor of the 1875 Building, and by letter dated July 28th, 1997 Tenant exercised Tenant's Option to lease the Eighth floor of the 1875 Building, thereby bringing Tenants total leased area (subject to the Ninth floor becoming available) to 150,160 gross square feet of space; and

F. WHEREAS, by Third Amendment of Lease dated September 1st, 1997 Landlord and Tenant agreed to an early commencement of lease for Suite 130, in the 1875 Building, such that the Suite 130 Lease commenced September 1st, 1997.

G. WHEREAS, by Fourth Amendment of Lease dated April 2nd, 1998, Landlord and Tenant agreed that Landlord will allow Tenant to make certain improvements to Tenant's Premises in the 1875 Building and Tenant further agreed to additional compensation for additional parking.

H. WHEREAS, Bay Networks exercised its option to extend its lease on the ninth floor of the 1875 Building, thereby making Tenant's exercise of option to lease the ninth floor void and therefore bringing Tenant's total leased area to 132,458 square feet.

I. WHEREAS, by Fifth Amendment of Lease dated May 8, 1998, in the 1875 Building, Tenant leased an additional 9,453 square feet on the second floor and 6,973 square feet on the third floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 148,884 square feet.

J. WHEREAS, by Sixth Amendment of Lease dated September 16, 1998, in the 1875 Building, Tenant leased an additional 7,113 square feet on the fifth floor (which includes Tenant's proportionate share of building common areas) and which space was further identified as Suite 500, thereby bringing Tenant's total leased area to 155,997 square feet.

K. WHEREAS, Tenant's lease of Suite 500 has an "Effective Date" for the commencement of Lease of March 1, 1999, and Tenant now desires to commence the Lease for Suite 500 at an earlier "Effective Date" as provided for herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

1. Tenant hereby acknowledges that Suite 500 is currently leased to HCIA Inc., as successor-in-interest to Datis Corporation, A California Corporation ("HCIA") with a lease expiration date of February 28, 1999. Landlord's ability to provide Tenant an earlier "Effective Date" for Suite 500 is contingent upon Landlord entering into, in Landlord's sole opinion, an acceptable Early Lease Termination Agreement with HCIA. In the event Landlord does not enter into such an Early Lease Termination Agreement with respect to Suite 500, then the provisions of this Seventh Amendment of Lease shall be void and of no force and effect between the parties and neither Landlord nor Tenant shall be liable to one another for having entered into this Seventh Amendment of Lease. All other terms and conditions of the Lease shall remain in full force and effect and Tenant's "Effective Date" for Suite 500 shall be as provided for in the Sixth Amendment of Lease, and therefore shall be March 1, 1999.

2. EFFECTIVE DATE

The "Effective Date" for the commencement of Tenant's Lease for Suite 500 shall hereinafter be defined as the date which is one day immediately following the Termination Date of the HCIA Lease for Suite 500, but in no event shall the Effective Date be later than March 1, 1999. Except for the commencement date of Lease, all other terms and conditions of Tenant's lease of Suite 500 shall be as provided in the Sixth Amendment.

3. BASIC RENT

Commencing upon the Effective Date, Tenant's monthly Basic Rent for Suite 500 shall be 7,113 s.f. x $2.90 = $20,627.70 per month. This amount shall be adjusted August 8th, 1999 and annually thereafter, in the same manner and upon the same date and with the same limitations as described in Paragraph 38 of the Lease.

Notwithstanding anything herein to the contrary, for Suite 500, Landlord hereby grants Tenant two months Basic Rent abatement on such suite. Such Basic Rent Abatement shall be granted to Tenant irrespective whether Tenant occupies the Premises or not during the two month period immediately following the Effective Date. For example, if the "Effective Date" as provided for herein becomes December 15, 1998, Tenant's lease on Suite 500 will commence December 15, 1998 and the Basic Rent described above for Suite 500 will commence February 15, 1999.

4. ADDITIONAL RENT

Commencing upon the Effective Date, Tenant's Additional Rent as described in Paragraph 4D of the Lease shall be the then current rate being charged to tenants occupying Building 1875 and shall continue to be adjusted per the terms and conditions of Paragraph 4D.

5. LEASE IN FULL FORCE AND EFFECT

Except as herein and modified, the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have signed this Seventh Amendment of Lease, which for reference purposes shall be deemed to have been dated as the date above written.

LANDLORD:	TENANT:
CROSSROADS ASSOCIATES, and CLOCKTOWER ASSOCIATES	SIEBEL SYSTEMS, Inc., a Delaware Corporation
/s/ Boyd Smith Title Partner	/s/ Jeffrey T. Amann Title Director, Legal Affairs

EIGHTH AMENDMENT OF LEASE

This Eighth Amendment of Lease is made and entered into this 15th day of January, 1999, by and between Crossroads Associates and Clocktower Associates (Landlord), and Siebel Systems, Inc. a Delaware Corporation (Tenant).

RECITALS

A. WHEREAS, Landlord and Tenant entered into a Lease dated June 4th, 1996, (the Lease) for the lease of approximately 66,426 gross square feet of space located in the five story Building located at 1855 South Grant Street, San Mateo, San Mateo County, California; and

B. WHEREAS, by letter dated October 30th, 1996 Tenant exercised Tenant's option to lease the fourth floor of the Building located at 1875 South Grant Street, San Mateo, San Mateo County, California (and hereinafter referred to as the 1875 Building) and by letter dated December 17th, 1996, Tenant exercised Tenant's option to lease the tenth floor of the 1875 Building; and

C. WHEREAS, by First Amendment of Lease dated March 17, 1997 Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord 12,926 rentable square feet of space located on the first floor of the 1875 Building, commencing April 1st, 1997, contingent upon Landlord obtaining a lease termination agreement with California Federal Bank, which lease termination agreement was not obtained thereby rendering the First Amendment of Lease void; and

D. WHEREAS, by Second Amendment of Lease dated March 19, 1997 Tenant leased an additional 12,926 gross square feet of space located on the first floor of the 1875 Building; and

E. WHEREAS, by letter dated May 23, 1997, Tenant exercised Tenant's Option to lease the ninth floor of the 1875 Building, and by letter dated July 28th, 1997 Tenant exercised Tenant's Option to lease the Eighth floor of the 1875 Building, thereby bringing Tenant's total leased area (subject to the Ninth floor becoming available) to 150,160 gross square feet of space; and

F. WHEREAS, by Third Amendment of Lease dated September 1st, 1997 Landlord and Tenant agreed to an early commencement of lease for Suite 130, in the 1875 Building, such that the Suite 130 Lease commenced September 1st, 1997.

G. WHEREAS, by Fourth Amendment of Lease dated April 2nd, 1998, Landlord and Tenant agreed that Landlord will allow Tenant to make certain improvements to Tenant's Premises in the 1875 Building and Tenant further agreed to additional compensation for additional parking.

H. WHEREAS, Bay Networks exercised its option to extend its lease on the ninth floor of the 1875 Building, thereby making Tenant's exercise of option to lease the ninth floor void and therefore bringing Tenant's total leased area to 132,458 square feet.

I. WHEREAS, by Fifth Amendment of Lease dated May 8, 1998, in the 1875 Building, Tenant leased an additional 9,453 square feet on the second floor and 6,973 square feet on the third floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 148,884 square feet.

J. WHEREAS, by Sixth Amendment of Lease dated September 16, 1998, in the 1875 Building, Tenant leased an additional 7,113 square feet on the fifth floor (which includes Tenant's proportionate share of building common areas) and which space was further identified as Suite 500, thereby bringing Tenant's total leased area to 155,997 square feet.

K. WHEREAS, by Seventh Amendment of Lease dated December 1, 1998, Tenant agreed to lease Suite 500 prior to March 1, 1999 in the event it became available and Tenant's lease of Suite 500 commenced December 29, 1998.

L. WHEREAS, in the 1875 Building Tenant now desires to lease an additional 810 square feet on the second floor, an additional 3104 square feet on the third floor (which square footage includes Tenant's proportionate share of building common areas), and convert and include Tenant's separate Lease of 1184 square feet on the third floor into this Lease, thereby bringing Tenant's total leased area to 161,095 square feet.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

1. The areas to be leased hereunder are all located in the Building located at 1875 South Grant Street, San Mateo, San Mateo County, California and are further described as follows:

a) Suite 250

Comprising 810 gross square feet of space, including Tenant's prorata share of Building common areas, located on the second floor and as further described in red on Exhibit "Al".

b) Suite 310A&B

Comprising 1,184 gross square feet of space, which includes Tenant's prorata share of Building common areas, located on the third floor and as further outlined in red on Exhibit "A2".

c) Suite 320

Comprising 3,104 gross square feet of space, which includes Tenant's prorata share of Building common areas, located on the third floor and as further outlined in red on Exhibit "A3".

Tenant hereby acknowledges that under a separate lease agreement Suite 310A&B is currently leased by Tenant through March 31, 1999. The other two suites to be leased hereunder, Suites 250 and 320, are currently leased to RAC Enterprises. Tenant's Lease of Suite 250 and Suite 320 are contingent upon Landlord entering into, in Landlord's sole opinion, an acceptable Lease Termination Agreement with RAC Enterprises. In the event Landlord does not enter into such a lease termination agreement then the provisions of this Eighth Amendment of Lease applicable to Suites 250 and 320 shall be void and of no force and effect between the parties and neither Landlord nor Tenant shall be liable to one another for having entered into this Eighth Amendment of Lease with respect to such space. All other terms and conditions of the Lease, including the other terms and conditions of this Eighth Amendment of Lease, shall remain in full force and effect.

2. EFFECTIVE DATE

Subject to the contingency in paragraph 1 above, the "Effective Date" for the commencement of Lease for Suites 250, 310A&B and 320 shall hereinafter be defined as April 1, 1999.

3. TERM

Subject to the contingency in paragraph 1 above, commencing upon the Effective Date Landlord agrees to lease to Tenant and Tenant agrees to lease and hire from Landlord Suites 310 A & B, 250, and 320. The Term of Lease for Suites 250, 310A&B and 320 shall terminate August 31st, 2008. Landlord and Tenant each acknowledge that the expiration date of the term of Lease for Suites 250, 310A&B, and 320 leased hereunder is different from the expiration date of the term of lease for the 1855. Building and The "Core Space" (as defined in Paragraph 3 of the Fifth Amendment of Lease). In the event the term of Tenant's lease for the Core Space expires and Tenant vacates the Core Space, nevertheless, the term of lease for Suites 250, 310A&B, and 320 leased hereunder shall expire August 31st, 2008 and all the terms and conditions of the Lease shall remain in full force and effect and shall pertain to the space leased under this

Eighth Amendment of Lease. Furthermore, it is hereby agreed that the Lease for Suites 250, 310A&B, and 320 shall be subject to the Option to Extend granted to Tenant per paragraph 48 of the Lease. In the event that Tenant exercises its option to extend the Lease on the Core Space such that the Lease for the Core Space is extended to July 31st, 2011, then the Lease for Suites 250, 310A&B, and 320 shall automatically be extended from August 31st, 2008 to July 31st, 2011. The Basic and Additional Rent on Suites 250, 310A&B, and 320 for the period September 1st, 2008 to July 31st, 2011 (provided Tenant has exercised its option per paragraph 48 of the Lease) shall be at the same rate as Tenant is then paying on the Core Space.

4. BASIC RENT

The Basic Rent, commencing upon the Effective Date for each of the respective suites, shall be $2.90 per square foot per month multiplied by the square footage leased, as follows:

Suite	Square Footage	Basic Rent/Sq. Ft.	Total monthly Basic Rent

250 310A&B 320	810 1,184 3,104	$2.90 2.90 2.90	$2,349.00 3,433.60 9,001.60

The Basic Rent described above shall be adjusted August 8th, 1999 and annually thereafter, in the same manner and upon the same date and with the same limitations as described in paragraph 38 of the Lease.

Notwithstanding anything herein to the contrary, for Suites 250 and 320, Landlord hereby grants Tenant two months Basic Rent abatement for each suite. Such Basic Rent Abatement shall be granted to Tenant irrespective whether Tenant occupies the Premises or not during the two month period immediately following the Effective Date for each Suite. For example, the Effective Date for Suites 250 and 320 is April 1st, 1999, Tenant's lease on Suites 250 and 320 will commence April 1st, 1999, and the Basic Rent described above for Suites 250 and 320 will commence June 1st, 1999.

5. ADDITIONAL RENT

Commencing upon the Effective Date, Tenant's Additional Rent for each suite, as described in Paragraph 4D of the Lease, shall be the then current rate per square foot per month being charged to tenants occupying Building 1875 multiplied by the respective square footages and shall continue to be adjusted per the terms and conditions of Paragraph 4D.

6. AS-IS

Tenant agrees to lease each suite hereunder in an "as-is" condition, and any alteration or modification to the Premises shall be made in accordance with paragraphs 8 & 9 of the Lease at Tenant's sole cost and expense and shall not delay the commencement of Lease for each of the Suites nor delay the payments of rent.

7. PARKING

On the Effective Date for each Suite, Tenant's total parking allocation shall be increased as follows:

Suite 250	2 spaces
Suite 310A&B	3 spaces
Suite 320	10 spaces

8. NO BROKERS

Landlord and Tenant mutually acknowledge that neither Landlord nor Tenant have had any dealings with any real estate brokers or agents in connection with the negotiation of this Eighth Amendment of Lease which has resulted in any obligation to pay a leasing commission.

9. LEASE IN FULL FORCE AND EFFECT

Except as herein and modified the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have signed this Eighth Amendment of Lease, which for reference purposes shall be deemed to have been dated as the date above written.
LANDLORD:	TENANT:
CROSSROADS ASSOCIATES, and CLOCKTOWER ASSOCIATES	SIEBEL SYSTEMS, Inc., a Delaware Corporation
/s/ Boyd Smith Title Partner	/s/ Jeffrey T. Amann Title Director, Legal Affairs

NINTH AMENDMENT OF LEASE

This Ninth Amendment of Lease is made and entered into this 26th day of January, 1999, by and between Crossroads Associates and Clocktower Associates (Landlord), and Siebel Systems, Inc. a Delaware Corporation (Tenant).

RECITALS

A. WHEREAS, Landlord and Tenant entered into a Lease dated June 4th, 1996, (the Lease) for the lease of approximately 66,426 gross square feet of space located in the five story Building located at 1855 South Grant Street, San Mateo, San Mateo County, California; and

B. WHEREAS, by letter dated October 30th, 1996 Tenant exercised Tenants option to lease the fourth floor of the Building located at 1875 South Grant Street, San Mateo, San Mateo County, California (and hereinafter referred to as the 1875 Building) and by letter dated December 17th, 1996, Tenant exercised Tenants option to lease the tenth floor of the 1875 Building; and

C. WHEREAS, by First Amendment of Lease dated March 17, 1997 Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord 12,926 rentable square feet of space located on the first floor of the 1875 Building, commencing April 1st, 1997, contingent upon Landlord obtaining a lease termination agreement with California Federal Bank, which lease termination agreement was not obtained thereby rendering the First Amendment of Lease void; and

D. WHEREAS, by Second Amendment of Lease dated March 19, 1997 Tenant leased an additional 12,926 gross square feet of space located on the first floor of the 1875 Building; and

E. WHEREAS, by letter dated May 23, 1997, Tenant exercised Tenant's Option to lease the ninth floor of the 1875 Building, and by letter dated July 28th, 1997 Tenant exercised Tenant's Option to lease the Eighth floor of the 1875 Building, thereby bringing Tenant's total leased area (subject to the Ninth floor becoming available) to 150,160 gross square feet of space; and

F. WHEREAS, by Third Amendment of Lease dated September 1st, 1997 Landlord and Tenant agreed to an early commencement of lease for Suite 130, in the 1875 Building, such that the Suite 130 Lease commenced September 1st, 1997.

G. WHEREAS, by Fourth Amendment of Lease dated April 2nd, 1998, Landlord and Tenant agreed that Landlord will allow Tenant to make certain improvements to Tenant's Premises in the 1875 Building and Tenant further agreed to additional compensation for additional parking.

H. WHEREAS, Bay Networks exercised its option to extend its lease on the ninth floor of the 1875 Building, thereby making Tenant's exercise of option to lease the ninth floor void and therefore bringing Tenant's total leased area to 132,458 square feet.

I. WHEREAS, by Fifth Amendment of Lease dated May 8, 1998, in the 1875 Building, Tenant leased an additional 9,453 square feet on the second floor and 6,973 square feet on the third floor which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 148,884 square feet.

J. WHEREAS, by Sixth Amendment of Lease dated September 16, 1998, in the 1875 Building, Tenant leased an additional 7,113 square feet on the fifth floor (which includes Tenant's proportionate share of building common areas) and which space was further identified as Suite 500, thereby bringing Tenant's total leased area to 155,997 square feet.

K. WHEREAS, by Seventh Amendment of Lease dated December 1, 1998, Tenant agreed to lease Suite 500 prior to March 1, 1999 in the event it became available and Tenant's lease of Suite 500 commenced December 29, 1998.

L. WHEREAS, by Eighth Amendment of Lease dated January 15, 1999 in the 1875 Building, Tenant leased an additional 810 square feet on the second floor and 4,288 square feet on the third floor(which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 161,095 square feet.

M. WHEREAS, in the 1875 Building Tenant now desires to lease an additional 5,221 square feet on the sixth floor, an additional 2,695 square feet on the seventh floor (which square footage includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 169,011 square feet.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

1. The areas to be leased hereunder are all located in the Building located at 1875 South Grant Street, San Mateo, San Mateo County, California and are further described as follows:

a) Suite 650

Comprising 5,221 gross square feet of space, including Tenant's prorata share of Building common areas, located on the fifth floor and as further described in red on Exhibit "Al".

b) Suite 770

Comprising 2,695 gross square feet of space, which includes Tenant's prorata share of Building common areas, located on the seventh floor and as further outlined in red on Exhibit "A2".

Tenant hereby acknowledges that the two suites to be leased hereunder, Suites 650 and 770, are currently leased to SUNTERRA CORPORATION. Tenant's Lease of Suite 650 and Suite 770 is contingent upon Landlord entering into, in Landlord's sole opinion, an acceptable Lease Termination Agreement with SUNTERRA CORPORATION by February 20, 1999. In the event Landlord does not enter into such a lease termination agreement then this Ninth Amendment of Lease shall be void and of no force and effect between the parties and neither Landlord nor Tenant shall be liable to one another for having entered into this Ninth Amendment of Lease and the Lease shall remain in full force and effect.

2. EFFECTIVE DATE

Subject to Paragraph 1 above, the Effective Dates shall be as follows:

(a) Suite 650 - March 1, 1999
(b) Suite 770 - April 1, 1999

3. TERM

Subject to the contingency in paragraph 1 above, commencing upon the respective Effective Dates Landlord agrees to lease to Tenant and Tenant agrees to lease and hire from Landlord Suites 650 and 770. The Term of Lease for Suites 650 and 770 shall terminate August 31st, 2008. Landlord and Tenant each acknowledge that the expiration date of the term of Lease for Suites 650 and 770 leased hereunder is different from the expiration date of the term of lease for the 1855 Building and The "Core Space" (as defined in Paragraph 3 of the Fifth Amendment of Lease). In the event the term of Tenant's lease for the Core Space expires and Tenant vacates the Core Space, nevertheless, the term of lease for Suites 650 and 770 leased hereunder shall expire August 31st, 2008 and all the terms and conditions of the Lease shall remain in full force and effect and shall pertain to the space leased under this Ninth Amendment of Lease. Furthermore, it is hereby agreed that the Lease for Suites 650 and 770 shall be subject to the Option to Extend granted to Tenant per paragraph 48 of the Lease. In the event that Tenant exercises its option to extend the Lease on the Core Space such that the Lease for the Core Space is extended to July 31st, 2011, then the Lease for Suites 650 and 770 shall automatically be extended from August 31st, 2008 to July 31st, 2011. The Basic and Additional Rent on Suites 650 and 770 for the period September 1st, 2008 to July 31st, 2011 (provided Tenant has exercised its option per paragraph 48 of the Lease) shall be at the same rate as Tenant is then paying on the Core Space.

4. BASIC RENT

The Basic Rent, commencing upon the Effective Date for each of the respective suites, shall be $2.90 per square foot per month multiplied by the square footage leased, as follows:

Suite	Square Footage	Basic Rent/Sq. Ft.	Total monthly Basic Rent

650 770	5,221 2,695	$2.90 2.90	$15,140.90 7,815.50

The Basic Rent described above shall be adjusted August 8th, 1999 and annually thereafter, in the same manner and upon the same date and with the same limitations as described in paragraph 38 of the Lease.

Notwithstanding anything herein to the contrary, for Suites 650 and 770, Landlord hereby grants Tenant two months Basic Rent abatement for each suite. Such Basic Rent Abatement shall be granted to Tenant irrespective whether Tenant occupies the Premises or not during the two month period immediately following the Effective Date for each Suite. For example, the Effective Date for Suite 650 is March 1st, 1999, Tenant's lease on Suite 650 will commence March 1st, 1999, and the Basic Rent described above for Suite 650 will commence May 1st, 1999.

5. ADDITIONAL RENT

Commencing upon the respective Effective Dates, Tenant's Additional Rent for each suite, as described in Paragraph 4D of the Lease, shall be the then current rate per square foot per month being charged to tenants occupying Building 1875 multiplied by the respective square footages and shall continue to be adjusted per the terms and conditions of Paragraph 4D.

6. AS-IS

Tenant agrees to lease each suite hereunder in an "as- is" condition, and any alteration or modification to the Premises shall be made in accordance with paragraphs 8 & 9 of the Lease at Tenant's sole cost and expense and shall not delay the commencement of Lease for each of the Suites nor delay the payments of rent.

7. PARKING

On the Effective Date for each Suite, Tenant's total parking allocation shall be increased as follows:

Suite 650	16 spaces
Suite 770	8 spaces

8. NO BROKERS

Landlord and Tenant mutually acknowledge that neither Landlord nor Tenant have had any dealings with any real estate brokers or agents in connection with the negotiation of this Ninth Amendment of Lease which has resulted in any obligation to pay a leasing commission.

9. LEASE IN FULL FORCE AND EFFECT

Except as herein and modified the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have signed this Ninth Amendment of Lease, which for reference purposes shall be deemed to have been dated as the date above written.

LANDLORD:	TENANT:
CROSSROADS ASSOCIATES, and CLOCKTOWER ASSOCIATES	SIEBEL SYSTEMS, Inc., a Delaware Corporation
/s/ Boyd Smith Title Partner	/s/ Jeffrey T. Amann Title Director, Legal Affairs

TENTH AMENDMENT OF LEASE

This Tenth Amendment of Lease is made and entered into this 25th day of February, 1999, by and between Crossroads Associates and Clocktower Associates (Landlord), and Siebel Systems, Inc. a Delaware Corporation (Tenant).

RECITALS

A. WHEREAS, Landlord and Tenant entered into a Lease dated June 4th, 1996, (the Lease) for the lease of approximately 66,426 gross square feet of space located in the five story Building located at 1855 South Grant Street, San Mateo, San Mateo County, California; and

B. WHEREAS, by letter dated October 30th, 1996 Tenant exercised Tenant's option to lease the fourth floor of the Building located at 1875 South Grant Street, San Mateo, San Mateo County, California (and hereinafter referred to as the 1875 Building) and by letter dated December 17th, 1996, Tenant exercised Tenant's option to lease the tenth floor of the 1875 Building; and

C. WHEREAS, by First Amendment of Lease dated March 17, 1997 Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord 12,926 rentable square feet of space located on the first floor of the 1875 Building, commencing April 1st, 1997, contingent upon Landlord obtaining a lease termination agreement with California Federal Bank, which lease termination agreement was not obtained thereby rendering the First Amendment of Lease void; and

D. WHEREAS, by Second Amendment of Lease dated March 19, 1997 Tenant leased an additional 12,926 gross square feet of space located on the first floor of the 1875 Building; and

E. WHEREAS, by letter dated May 23, 1997, Tenant exercised Tenant's Option to lease the ninth floor of the 1875 Building, and by letter dated July 28th, 1997 Tenant exercised Tenant's Option to lease the Eighth floor of the 1875 Building, thereby bringing Tenant's total leased area (subject to the Ninth floor becoming available) to 150,160 gross square feet of space; and

F. WHEREAS, by Third Amendment of Lease dated September 1st, 1997 Landlord and Tenant agreed to an early commencement of lease for Suite 130, in the 1875 Building, such that the Suite 130 Lease commenced September 1st, 1997.

G. WHEREAS, by Fourth Amendment of Lease dated April 2nd, 1998, Landlord and Tenant agreed that Landlord will allow Tenant to make certain improvements to Tenant's Premises in the 1875 Building and Tenant further agreed to additional compensation for additional parking.

H. WHEREAS, Bay Networks exercised its option to extend its lease on the ninth floor of the 1875 Building, thereby making Tenant's exercise of option to lease the ninth floor void and therefore bringing Tenant's total leased area to 132,458 square feet.

I. WHEREAS, by Fifth Amendment of Lease dated May 8, 1998, in the 1875 Building, Tenant leased an additional 9,453 square feet on the second floor and 6,973 square feet on the third floor(which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 148,884 square feet.

J. WHEREAS, by Sixth Amendment of Lease dated September 16, 1998, in the 1875 Building, Tenant leased an additional 7,113 square feet on the fifth floor (which includes Tenant's proportionate share of building common areas) and which space was further identified as Suite 500, thereby bringing Tenant's total leased area to 155,997 square feet.

K. WHEREAS, by Seventh Amendment of Lease dated December 1,1998, Tenant agreed to lease Suite 500 prior to March 1, 1999 in the event it became available and Tenant's lease of Suite 500 commenced December 29, 1998.

L. WHEREAS, by Eighth Amendment of Lease dated January 15, 1999 in the 1875 Building, Tenant leased an additional 810 square feet on the second floor and 4,288 square feet on the third floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 161,095 square feet.

M. WHEREAS, by Ninth Amendment of Lease dated January 25, 1999 in the 1875 Building, Tenant leased an additional 5,221 square feet on the sixth floor and 2,695 square feet on the seventh floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 169,011 square feet.

N. WHEREAS, in the 1875 Building Tenant now desires to lease an additional 4,319 square feet on the second floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 173,330 square feet.

NOW, THERFORE, in consideration of the foregoing and other good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

1. The area to be leased hereunder shall hereinafter be referred to as "Suite 240" and is described as follows: 4,319 gross square feet of space, which includes Tenant's prorata share of Building common areas, located on the second floor of the Building located at 1875 South Grant Street, San Mateo, San Mateo County, California and as further outlined in red on Exhibit "A".

2. EFFECTIVE DATE

The "Effective Date" for the commencement of Lease for Suite 240 shall hereinafter be defined as July 1, 1999.

3. TERM

The Term of Lease for Suite 240 shall commence upon the Effective Date and shall terminate August 31st, 2008. Landlord and Tenant each acknowledge that the expiration date of the term of Lease for Suite 240 is different from the expiration date of the term of lease for the 1855 Building and The "Core Space" (as defined in Paragraph 3 of the Fifth Amendment of Lease) .. In the event the term of Tenant's lease for the Core Space expires and Tenant vacates the Core Space, nevertheless, the term of lease for Suite 240 leased hereunder shall expire August 31st, 2008 and all the terms and conditions of the Lease shall remain in full force and effect and shall pertain to the space leased under this Tenth Amendment of Lease. Furthermore, it is hereby agreed that the Lease for Suite 240 shall he subject to the Option to Extend granted to Tenant per paragraph 48 of the Lease. In the event that Tenant exercises its option to extend the Lease on the Core Space such that the Lease for the Core Space is extended to July 31st, 2011, then the Lease for Suite 240 shall automatically be extended from August 31st, 2008 to July 31st, 2011. The Basic and Additional Rent on Suite 240 for the period September 1st, 2008 to July 31st, 2011 (provided Tenant has exercised its option per paragraph 48 of the Lease) shall be at the same rate as Tenant is then paying on the Core Space.

4. BASIC RENT

Commencing upon the Effective Date, Tenant's monthly Basic Rent for Suite 240 shall be 4,319 s.f. x $2.90 = $12,525.10 per month. This amount shall be adjusted August 8th, 1999 and annually thereafter, in the same manner and upon the same date and with the same limitations as described in Paragraph 38 of the Lease.

Notwithstanding anything herein to the contrary, for Suite 240, Landlord hereby grants tenant two months Basic Rent abatement on such suite. Such Basic Rent Abatement shall be granted to Tenant irrespective whether Tenant occupies the Premises or not during the two month period immediately following the Effective Date. For example, the Effective Date for Suite 240 is July 1st, 1999, Tenant's lease on Suite 240 will commence July 1st, 1999, and the Basic Rent described above for Suite 240 will commence September 1st, 1999.

5. ADDITIONAL RENT

Commencing upon the Effective Date, Tenant's Additional Rent as described in Paragraph 4D of the Lease shall be the then current rate being charged to tenants occupying Building 1875 and shall continue to be adjusted per the terms and conditions of Paragraph 4D.

6. AS-IS

Tenant agrees to lease each suite hereunder in an "as- is" condition, and any alteration or modification to the Premises shall be made in accordance with paragraphs 8 & 9 of the Lease at Tenant's sole cost and expense and shall not delay the commencement of Lease for each of the Suites nor delay the payments of rent.

7. EARLY OCCUPANCY

In the event that Suite 240 becomes available prior to the applicable Effective Date, and in the event that Tenant desires to take possession of Suite 240 prior to the applicable Effective Date, then with Landlord's permission Tenant may do so. Tenant shall Suite 240 subject to the Early Occupancy provisions of this Paragraph 7 and Tenant's Early Occupancy shall be subject to all the terms and conditions of the Lease. In the event that Suite 240 is available and Tenant so chooses to occupy such space prior to the Effective Date, then the Basic Rent obligations shall be as stated in paragraph 4 herein with the exception that Tenant shall pay Basic and Additional Rent for the period of such Early Occupancy prior to the Effective Date. Such Basic and Additional Rent shall be calculated on a per diem basis for each day of the period commencing with the date of Early Occupancy to the Effective Date. The daily rate of Basic and Additional Rent is as indicated in the table below:

EARLY OCCUPANCY TABLE

Suite	Square Footage	Basic Rent per day	Additional Rent per day	Total Rent per day

240	4,319	$417.50	$89.26	$506.76

8. PARKING

Upon the Effective Date for Suite 240, Tenant's total parking allocation shall be increased by 13 spaces.

9. NO BROKERS

Landlord and Tenant mutually acknowledge that neither Landlord nor Tenant have had any dealings with any real estate brokers or agents in connection with the negotiation of this Tenth Amendment of Lease which has resulted in any obligation to pay a leasing commission.

10. LEASE IN FULL FORCE AND EFFECT

Except as herein and modified the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have signed this Tenth Amendment of Lease, which for reference purposes shall be deemed to have been dated as the date above written.

LANDLORD:	TENANT:
CROSSROADS ASSOCIATES, and CLOCKTOWER ASSOCIATES	SIEBEL SYSTEMS, Inc., a Delaware Corporation
/s/ Boyd Smith Title Partner	/s/ Jeffrey T. Amann Title Director, Legal Affairs

ELEVENTH AMENDMENT OF LEASE

This Eleventh Amendment of Lease is made and entered into this 7th day of April, 1999, by and between Crossroads Associates and Clocktower Associates (Landlord), and Siebel Systems, Inc. a Delaware Corporation (Tenant).

RECITALS

A. WHEREAS, Landlord and Tenant entered into a Lease dated June 4th, 1996, (the Lease) for the lease of approximately 66,426 gross square feet of space located in the five story Building located at 1855 South Grant Street, San Mateo, San Mateo County, California; and

B. WHEREAS, by letter dated October 30th, 1996 Tenant exercised Tenants option to lease the fourth floor of the Building located at 1875 South Grant Street, San Mateo, San Mateo County, California (and hereinafter referred to as the 1875 Building) and by letter dated December 17th, 1996, Tenant exercised Tenants option to lease the tenth floor of the 1875 Building; and

C. WHEREAS, by First Amendment of Lease dated March 17, 1997 Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord 12,926 rentable square feet of space located on the first floor of the 1875 Building, commencing April 1st, 1997, contingent upon Landlord obtaining a lease termination agreement with California Federal Bank, which lease termination agreement was not obtained thereby rendering the First Amendment of Lease void; and

D. WHEREAS, by Second Amendment of Lease dated March 19,1997 Tenant leased an additional 12,926 gross square feet of space located on the first floor of the 1875 Building; and

E. WHEREAS, by letter dated May 23, 1997, Tenant exercised Tenant's Option to lease the ninth floor of the 1875 Building, and by letter dated July 28th, 1997 Tenant exercised Tenant's Option to lease the Eighth floor of the 1875 Building, thereby bringing Tenant's total leased area (subject to the Ninth floor becoming available) to 150,160 gross square feet of space; and

F. WHEREAS, by Third Amendment of Lease dated September 1st, 1997 Landlord and Tenant agreed to an early commencement of lease for Suite 130, in the 1875 Building, such that the Suite 130 Lease commenced September 1st, 1997.

G. WHEREAS, by Fourth Amendment of Lease dated April 2nd,1998, Landlord and Tenant agreed that Landlord will allow Tenant to make certain improvements to Tenant's Premises in the 1875 Building and Tenant further agreed to additional compensation for additional parking.

H. WHEREAS, Bay Networks exercised its option to extend its lease on the ninth floor of the 1875 Building, thereby making Tenant's exercise of option to lease the ninth floor void and therefore bringing Tenant's total leased area to 132,458 square feet.

I. WHEREAS, by Fifth Amendment of Lease dated May 8, 1998, in the 1875 Building, Tenant leased an additional 9,453 square feet on the second floor and 6,973 square feet on the third floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 148,884 square feet.

J. WHEREAS, by Sixth Amendment of Lease dated September 16, 1998, in the 1875 Building, Tenant leased an additional 7,113 square feet on the fifth floor (which includes Tenant's proportionate share of building common areas) and which space was further identified as Suite 500, thereby bringing Tenant's total leased area to 155,997 square feet.

K. WHEREAS, by Seventh Amendment of Lease dated December 1, 1998, Tenant agreed to lease Suite 500 prior to March 1, 1999 in the event it became available and Tenant's lease of Suite 500 commenced December 29, 1998.

L. WHEREAS, by Eighth Amendment of Lease dated January 15, 1999 in the 1875 Building, Tenant leased an additional 810 square feet on the second floor and 4,288 square feet on the third floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 161,095 square feet.

M. WHEREAS, by Ninth Amendment of Lease dated January 25, 1999 in the 1875 Building, Tenant leased an additional 5,221 square feet on the sixth floor and 2,695 square feet on the seventh floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 169,011 square feet.

N. WHEREAS, subject to the execution of the Tenth Amendment of Lease dated February 25, 1999 in the 1875 Building, Tenant upon execution will have leased an additional 4,319 square feet on the second floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 173,330 square feet.

O. WHEREAS, in the 1825 Building Tenant now desires to lease an additional 7,509 square feet on the first floor, 11,417 square feet on the fifth floor, 17,702 on the eighth floor and 17,702 square feet on the ninth floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 227,660 square feet.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

1. The areas to be leased hereunder are all located in the Building located at 1825 South Grant Street, San Mateo, San Mateo County, California and are further described as follows:

a) Suite 150

Comprising 7,509 gross square feet of space, which includes Tenant's prorata share of Building common areas, located on the first floor and as further described in red on Exhibit "Al".

b) Suite 500

Comprising 11,417 gross square feet of space, which includes Tenant's prorate share of Building common areas, located on the fifth floor and as further outlined in red on Exhibit "A2".

c) Suite 800

Comprising 17,702 gross square feet of space, which includes Tenant's prorate share of Building common areas, located on the eighth floor and as further outlined in red on Exhibit "A3".

d) Suite 900

Comprising 17,702 gross square feet of space, which includes Tenant's prorate share of Building common areas, located on the ninth floor and as further outlined in red on Exhibit "A4".

Tenant hereby acknowledges that all four suites to be leased hereunder, Suites 150, 500, 800 and 900, are currently leased to VISA. Tenant's Lease of Suites 150, 500, 800 and 900 is contingent upon Landlord entering into, in Landlord's sole opinion, an acceptable lease termination agreement with VISA for the referenced suites. Landlord and VISA have discussed such an acceptable lease termination agreement, and termination documents have been submitted to VISA for execution. In the event Landlord and VISA do not enter into such a lease termination agreement, then the provisions of this Eleventh Amendment of Lease shall be void and of no force and effect between the parties, neither Landlord nor Tenant shall be liable to one another for having entered into this Eleventh Amendment of Lease, and all other terms and conditions of the Lease shall remain in full force and effect.

2. EFFECTIVE DATE

The Effective Date shall hereinafter be defined as that date which Landlord shall specify to Tenant in writing as the commencement date of the term of Lease for the Premises leased per this 11 Amendment. The Effective date shall not be earlier than November 1, 1999 nor later than January 1, 2000. On or before September 15, 1999, Landlord shall notify Tenant in writing the specific date that shall be the Effective date.

3. TERM

The Term of Lease for Suites 150, 500, 800 and 900 shall commence upon the Effective Date and shall terminate October 31, 2009. Landlord and Tenant each acknowledge that the expiration date of the term of Lease for Suites 150, 500, 800 and 900 is different from the expiration date of the term of lease for other space leased by Tenant, including the expiration date of the term of lease for the 1855 Building and the "Core Space" (as defined in Paragraph 3 of the Fifth Amendment of Lease). In the event the term of Tenant's lease for the Core Space and/or the term of Tenant's lease for other space leased expires and Tenant vacates these spaces, nevertheless, the term of lease for Suites 150, 500, 800 and 900 leased hereunder shall expire October 31, 2009 and all the terms and conditions of the Lease shall remain in full force and effect and shall pertain to the space leased under this Eleventh Amendment of Lease. Furthermore, it is hereby agreed that the Lease for Suites 150, 500, 800 and 900 shall be subject to the Option to Extend granted to Tenant per paragraph 48 of the Lease such that in the event that Tenant exercises its option to extend the Lease on the Core Space such that the Lease for the Core Space is extended to July 31st, 2011, then the Lease for Suites 150, 500, 800 and 900 shall automatically be extended from October 31, 2009 to July 31st, 2011. The Basic and Additional Rent on Suites 150, 500, 800 and 900 for the period November 1st, 2009 to July 31st, 2011 (provided Tenant has exercised its option per paragraph 48 of the Lease) shall be at the same rate as Tenant is paying on the Core Space for that period. As is stated in Paragraph 48 (f), Tenant's second Option to Extend shall apply to all space then leased by Tenant as of the date of the exercise of the second option.

4. BASIC RENT

The Basic Rent for the additional space leased per this Eleventh Amendment, commencing upon the Effective Date, shall be $2.90 per square foot per month multiplied by the square footage leased, as follows:

Suite	Square Footage	Basic Rent/Sq. Ft.	Total monthly Basic Rent

150 500 800 900	7,509 11,417 17,702 17,702	$2.90 2.90 2.90 2.90	$ 21,776.10 33,109.30 51,335.80 51,335.80

The Basic Rent described above shall be adjusted August 8th, 2000 and annually thereafter, in the same manner and upon the same date and with the same limitations as described in paragraph 38 of the Lease.

Notwithstanding anything herein to the contrary, for Suites 150, 500, 800 and 900, Landlord hereby grants Tenant two months Basic Rent abatement for each suite. Such Basic Rent Abatement shall be granted to Tenant irrespective of whether Tenant occupies the Premises or not during the two month period immediately following the Effective Date. For example, if the Effective Date for Suites 150, 500, 800 and 900 is November 1, 1999, Tenant's lease on Suites 150, 500, 800 and 900 will commence November 1, 1999, and the Basic Rent described above for Suites 150, 500, 800 and 900 will commence January 1, 2000, irrespective of Tenant's occupancy.

5. ADDITIONAL RENT

Commencing upon the Effective Date, Tenant's Additional Rent (as described in Paragraph 4D of the Lease) for each of the suites leased hereunder shall be the then current rate being charged to tenants occupying the Building 1825 multiplied by the square footage of each suite and shall continue to be adjusted per the terms and conditions of Paragraph 4D.

6. AS-IS

Tenant agrees to lease each suite hereunder in an "as-is" condition, and any alteration or modification to the Premises shall be made in accordance with paragraphs 8 & 9 of the Lease at Tenant's sole cost and expense and shall not delay the commencement of Lease for each of the Suites nor delay the payment of rent.

7. PARKING

On the Effective Date, Tenant's total parking allocation shall be increased as follows:

Suite 150	23 spaces
Suite 500	36 spaces
Suite 800	56 spaces
Suite 900	56 spaces

8. BROKERS

Landlord has not been represented by any real estate broker(s) with respect to this transaction and shall not be responsible for any leasing commission in connection with the negotiation of this Eleventh Amendment of Lease. Tenant shall hold Landlord harmless from any leasing commission which may be due to a real estate broker or agent representing Tenant.

9. SIGNS

Paragraph 41 (SIGNS) of the Original Lease is hereby agreed to be deleted, and the following paragraph is substituted in its entirety:

Exhibit B-1 is a site plan of the Complex. For purposes of this paragraph the buildings shall be referred to as 1825 (Building One), 1875 (Building Two), and 1855 (Building Three). Within the perimeter outline of each of the three buildings shown on Exhibit B-1 various building surfaces have been further identified by Roman Numerals I-VI. An "east-facing sign" will mean a sign generally facing east toward highway 101, and a "west- facing" sign will mean a sign generally facing west in the direction of South Grant Street. Currently there are four building-mounted exterior lighted signs: one east facing (I) and one west facing (II) SIEBEL sign on building 3 (1855) and one east facing (III) and one west facing (IV) CROSSROADS sign on building 2 (1875). These existing signs are indicated on Exhibit B-2.

Landlord's granting Tenant additional signage is subject to obtaining certain specific approvals from the City of San Mateo, and is subject to the further conditions as hereinafter described. Any additional Tenant sign(s) must be constructed and installed at Tenant's sole cost and expense, including the cost of any applications or fees that must be paid to the City of San Mateo. All signs must be approved by Landlord and are subject to the review and must be approved by the City of San Mateo. Any additional sign(s) must use a lettering size no larger than the existing CROSSROADS signs (III & IV) on building 2 (1875). Other than the manufacturing and installation costs of any additional sign(s), Landlord shall allow Tenant's additional sign(s) at no additional cost. Landlord and Tenant shall fully cooperate with one another in obtaining the approvals from the City of San Mateo for additional signage. The Lease and this Eleventh Amendment(subject to paragraph 1 above) are not contingent upon the obtaining from the City of San Mateo the right to place any additional signage at the Complex, and the Lease and this Eleventh Amendment (subject to paragraph 1 above) shall nevertheless remain in full force and effect without diminution of rent or other offsets.

If at any time Tenant occupies less than 150,000 square feet of space in the Complex (herein defined as a Diminished Occupancy Condition), and it is determined with both parties acting in good faith that the Diminished Occupancy Condition will last more than two years, Landlord shall have the right to require Tenant to remove the additional sign(s) approved per this paragraph at Tenant's expense. If so required, or upon Lease termination, Tenant shall remove such sign(s) within 30 days of Landlord's request and Tenant shall make all required repairs to restore any damage to the Premises from Tenant's sign.

It is Landlord and Tenant's intent to obtain approval to place two additional exterior building-mounted lighted signs on Building One (1825, locations V & VI) . This shall hereinafter be referred to as plan One. In the event the City of San Mateo does not approve Plan One, Landlord and Tenant shall attempt to obtain approval to place one additional exterior building-mounted lighted sign on Building One (1825, location V) . This shall hereinafter be referred to as Plan Two. In the event the City of San Mateo does not approve any additional exterior lighted signs, then Landlord and Tenant will attempt to get approval for the sign substitution as hereinafter described. This shall hereinafter be described as Plan Three.

a. Plan One In this case Landlord and Tenant shall jointly and co-operatively apply to the City of San Mateo for approval to place two exterior building-mounted lighted signs on Building One (1825, locations V & VI). In the event the City of San Mateo approves this plan, then Landlord shall grant Tenant the right to place two exterior building- mounted lighted signs, one on Building One (1825) and one on Building Two (1875). One of Tenant's additional signs shall be east-facing (in locations V or III) and one of Tenant's additional signs shall be west-facing (in locations VI or IV). Landlord's exterior building-mounted lighted signs shall be in the reciprocal locations from Tenant's signs and shall require the relocation of one of Landlord's two existing signs. The following table outlines the alternatives:

TENANT SIGN LOCATION	LANDLORD SIGN LOCATION
III & VI	V & IV
V & IV	III & VI

It shall be at Tenant's preference which of the above alternatives is implemented. In addition, at such time as Tenant places Tenant's signs on Buildings One (1825) and Two (1875), Tenant agrees to remove Tenant's west-facing sign on Building Three (1855, location II) . Tenant shall pay all costs associated with this sign removal including the cost to repair any damage to the Premises and any costs to repaint the area of the building from which the sign was removed so as to render the area uniform in appearance.

b. Plan Two In the event The City of San Mateo denies approval for two additional exterior building-mounted lighted signs for Building One, then Landlord and Tenant shall apply for approval to place one additional exterior building-mounted lighted sign on Building One (1825, location V). In the event the City of San Mateo approves Plan Two, Landlord hereby grants Tenant the right to place one additional exterior-mounted lighted sign on either Building One (1825, location V) or Building Two (1875, location III) . The selection of Tenant's additional sign location shall be at Tenant's preference. In the event Tenant selects location III, Landlord, at landlord's expense, shall relocate Landlord's existing sign in location III to location V, and Tenant's additional sign shall be in location III. In the event Tenant selects location V, Landlord's sign shall remain in location III. Under this Plan Two, Tenant's existing signs on Building Three (1855, locations I and II), and Landlord's existing sign on Building Two (1875, location IV), shall remain in place.

c. Plan Three In the event the City of San Mateo denies both Plan One and Plan Two, Landlord hereby grants Tenant the right to replace Landlord's existing sign on Building Two (1875, location IV) with Tenant's sign. In this event Landlord's other sign on Building Two (1875, location III) and Tenant's signs on Building Three (1855, locations I & II) shall remain in place.

10. LEASE IN FULL FORCE AND EFFECT

Except as herein and modified the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have signed this Eleventh Amendment of Lease, which for reference purposes shall be deemed to have been dated as the date above written.

LANDLORD:	TENANT:
CROSSROADS ASSOCIATES, and CLOCKTOWER ASSOCIATES	SIEBEL SYSTEMS, Inc., a Delaware Corporation
/s/ Boyd Smith Title Partner	/s/ Jeffrey T. Amann Title Director, Legal Affairs

THIRTEENTH AMENDMENT OF LEASE

This Thirteenth Amendment of Lease is made and entered into this 7th day of December, 1999, by and between Crossroads Associates and Clocktower Associates (Landlord), and Siebel Systems, Inc. a Delaware Corporation (Tenant).

RECITALS

A. WHEREAS, Landlord and Tenant entered into a Lease dated June 4th, 1996, (the Lease) for the lease of approximately 66,426 gross square feet of space located in the five story Building located at 1855 South Grant Street, San Mateo, San Mateo County, California; and

B. WHEREAS, by letter dated October 30th, 1996 Tenant exercised Tenant's option to lease the fourth floor of the Building located at 1875 South Grant Street, San Mateo, San Mateo County, California (and hereinafter referred to as the 1875 Building) and by letter dated December 17th, 1996, Tenant exercised Tenant's option to lease the tenth floor of the 1875 Building; and

C. WHEREAS, by First Amendment of Lease dated March 17, 1997 Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord 12,926 rentable square feet of space located on the first floor of the 1875 Building, commencing April 1st, 1997, contingent upon Landlord obtaining a lease termination agreement with California Federal Bank, which lease termination agreement was not obtained thereby rendering the First Amendment of Lease void; and

D. WHEREAS, by Second Amendment of Lease dated March 19, 1997 Tenant leased an additional 12,926 gross square feet of space located on the first floor of the 1875 Building; and

E. WHEREAS, by letter dated May 23, 1997, Tenant exercised Tenant's Option to lease the ninth floor of the 1875 Building, and by letter dated July 28th, 1997 Tenant exercised Tenant's Option to lease the Eighth floor of the 1875 Building, thereby bringing Tenant's total leased area (subject to the Ninth floor becoming available) to 150,160 gross square feet of space; and

F. WHEREAS, by Third Amendment of Lease dated September 1st, 1997 Landlord and Tenant agreed to an early commencement of lease for Suite 130, in the 1875 Building, such that the Suite 130 Lease commenced September 1st, 1997.

G. WHEREAS, by Fourth Amendment of Lease dated April 2nd, 1998, Landlord and Tenant agreed that Landlord will allow Tenant to make certain improvements to Tenant's Premises in the 1875 Building and Tenant further agreed to additional compensation for additional parking.

H. WHEREAS, Bay Networks exercised its option to extend its lease on the ninth floor of the 1875 Building, thereby making Tenant's exercise of option to lease the ninth floor void and therefore bringing Tenant's total leased area to 132,458 square feet.

I. WHEREAS, by Fifth Amendment of Lease dated May 8, 1998, in the 1875 Building, Tenant leased an additional 9,453 square feet on the second floor and 6,973 square feet on the third floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 148,884 square feet.

J. WHEREAS, by Sixth Amendment of Lease dated September 16, 1998, in the 1875 Building, Tenant leased an additional 7,113 square feet on the fifth floor (which includes Tenant's proportionate share of building common areas) and which space was further identified as Suite 500, thereby bringing Tenant's total leased area to 155,997 square feet.

K. WHEREAS, by Seventh Amendment of Lease dated December 1, 1998, Tenant agreed to lease Suite 500 prior to March 1, 1999 in the event it became available and Tenant's lease of Suite 500 commenced December 29, 1998.

L. WHEREAS, by Eighth Amendment of Lease dated January 15, 1999 in the 1875 Building, Tenant leased an additional 810 square feet on the second floor and 4,288 square feet on the third floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 161,095 square feet.

M. WHEREAS, by Ninth Amendment of Lease dated January 25, 1999 in the 1875 Building, Tenant leased an additional 5,221 square feet on the sixth floor and 2,695 square feet on the seventh floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 169,011 square feet.

N. WHEREAS, by Tenth Amendment of Lease dated February 25, 1999 in the 1875 Building, Tenant leased an additional 4,319 square feet on the second floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 173,330 square feet.

0. WHEREAS, by Eleventh Amendment of Lease dated April 7, 1999 in the 1825 Building, Tenant leased an additional 7,509 square feet on the first floor, 11,417 square feet on the fifth floor, 17,702 on the eighth floor and 17,702 square feet on the ninth floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 227,660 square feet.

P. WHEREAS, by Twelfth Amendment of Lease dated May 26, 1999 Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord 1,657 of rentable square feet of space located on the third floor of the 1875 Building, effective July 1st, 1999, contingent upon Landlord obtaining a lease termination agreement with PRS International, which lease termination agreement was not obtained thereby rendering the Twelfth Amendment of Lease void; and

Q. WHEREAS, in the 1875 Building, Tenant now desires to lease and additional 2,552 square feet on the second floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 230,212 square feet.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

1. The area to be leased hereunder shall hereinafter be referred to as "Suite 210" and is described as follows: 2,552 gross square feet of space, which includes Tenant's prorata share of Building common areas, located on the second floor of the Building located at 1875 South Grant Street, San Mateo, San Mateo County, California and as further outlined in red on Exhibit "A".

Tenant hereby acknowledges that Suite 210 is currently leased to Websense. Tenant's Lease of Suite 210 is contingent upon Landlord entering into, in Landlord's sole opinion, an acceptable Lease Termination Agreement with Websense. In the event Landlord does not enter into such a lease termination agreement then this Thirteenth Amendment of Lease shall be void and of no force and effect between the parties and neither Landlord nor Tenant shall be liable to one another for having entered into this Thirteenth Amendment of Lease and the Lease shall remain in full force and effect.

2. EFFECTIVE DATE

Subject to Paragraph 1 above, the Effective Date for Suite 210 shall be January 1, 2000.

3. TERM

Subject to Paragraph 1 above, commencing upon the Effective Date Landlord agrees to lease to Tenant and Tenant agrees to lease and hire from Landlord Suite 210.

The Term of Lease for Suite 210 shall terminate August 31, 2008. Landlord and Tenant each acknowledge that the expiration date of the term of Lease for Suite 210 is different from the expiration date of the term of lease for other space leased by Tenant, including the expiration date of the term of lease for the 1855 Building and the "Core Space" (as defined in Paragraph 3 of the Fifth Amendment of Lease). In the event the term of Tenant's lease for the Core Space expires and Tenant vacates the Core Space, nevertheless, the term of lease for Suite 210 leased hereunder shall expire August 31st, 2008 and all the terms and conditions of the Lease shall remain in full force and effect and shall pertain to the space leased under this Thirteenth Amendment of Lease. Furthermore, it is hereby agreed that the Lease for Suite 210 shall be subject to the Option to Extend granted to Tenant per paragraph 48 of the Lease such that in the event that Tenant exercises its option to extend the Lease on the Core Space such that the Lease for the Core Space is extended to July 31st, 2011, then the Lease for Suite 210 shall automatically be extended from August 31, 2008 to July 31st, 2011. The Basic and Additional Rent on Suite 210 for the period September 1st, 2008 to July 31st, 2011 (provided Tenant has exercised its option per paragraph 48 of the Lease) shall be at the same rate as Tenant is then paying on the Core Space. As is stated in Paragraph 48 (f), Tenant's second Option to Extend shall apply to all space then leased by Tenant as of the date of the exercise of the second option.

4. BASIC RENT

Commencing upon the Effective Date, Tenant's monthly Basic Rent for Suite 210 shall be 2,552 s.f. x $3.40 = $8,676.80 per month. This amount shall be adjusted August 8th, 2000 and annually thereafter, in the same manner and upon the same date and with the same limitations as described in Paragraph 38 of the Lease.

Notwithstanding anything herein to the contrary, for Suite 210, Landlord hereby grants Tenant two months Basic Rent abatement on such suite. Such Basic Rent Abatement shall be granted to Tenant irrespective whether Tenant occupies the Premises or not during the two month period immediately following the Effective Date. For example, the Effective Date for Suite 210 is January 1st, 2000, Tenant's lease on Suite 210 will commence January 1st, 2000, and the Basic Rent described above for Suite 210 will commence March 1st, 2000.

5. ADDITIONAL RENT

Commencing upon the Effective Date, Tenant's Additional Rent as described in Paragraph 4D of the Lease shall be the then current rate being charged to tenants occupying Building 1875 and shall continue to be adjusted per the terms and conditions of Paragraph 4D.

6. AS-IS

Tenant agrees to lease suite 210 hereunder in an "as- is" condition, and any alteration or modification to the Premises shall be made in accordance with paragraphs 8 & 9 of the Lease at Tenant's sole cost and expense and shall not delay the commencement of Lease for Suite 210 nor delay the payment of rent.

7. PARKING

Upon the Effective Date for Suite 210, Tenant's total parking allocation shall be increased by 8 spaces.

8. NO BROKERS

Landlord and Tenant mutually acknowledge that neither Landlord nor Tenant have had any dealings with any real estate brokers or agents in connection with the negotiation of this Thirteenth Amendment of Lease which has resulted in any obligation to pay a leasing commission.

9. LEASE IN FULL FORCE AND EFFECT

Except as herein and modified the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have signed this Thirteenth Amendment of Lease, which for reference purposes shall be deemed to have been dated as the date above written.

LANDLORD:	TENANT:
CROSSROADS ASSOCIATES	SIEBEL SYSTEMS, Inc., a Delaware Corporation
/s/ Boyd Smith Title Partner	/s/ Jeffrey T. Amann Title Director, Legal Affairs

CLOCKTOWER ASSOCIATES

/s/ Boyd Smith
Title    Partner

FOURTEENTH AMENDNENT OF LEASE

This Fourteenth Amendment of Lease is made and entered into this 17th day of December, 1999, by and between Crossroads Associates and Clocktower Associates (Landlord), and Siebel Systems, Inc. a Delaware Corporation (Tenant).

RECITALS

A. WHEREAS, Landlord and Tenant entered into a Lease dated June 4th, 1996, (the Lease) for the lease of approximately 66,426 gross square feet of space located in the five story Building located at 1855 South Grant Street, San Mateo, San Mateo County, California; and

B. WHEREAS, by letter dated October 30th, 1996 Tenant exercised Tenant's option to lease the fourth floor of the Building located at 1875 South Grant Street, San Mateo, San Mateo County, California (and hereinafter referred to as the 1875 Building) and by letter dated December 17th, 1996, Tenant exercised Tenant's option to lease the tenth floor of the 1875 Building; and

C. WHEREAS, by First Amendment of Lease dated March 17, 1997 Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord 12,926 rentable square feet of space located on the first floor of the 1875 Building, commencing April 1st, 1997, contingent upon Landlord obtaining a lease termination agreement with California Federal Bank, which lease termination agreement was not obtained thereby rendering the First Amendment of Lease void; and

D. WHEREAS, by Second Amendment of Lease dated March 19, 1997 Tenant leased an additional 12,926 gross square feet of space located on the first floor of the 1875 Building; and

E. WHEREAS, by letter dated May 23, 1997, Tenant exercised Tenant's Option to lease the ninth floor of the 1875 Building, and by letter dated July 28th, 1997 Tenant exercised Tenant's Option to lease the Eighth floor of the 1875 Building, thereby bringing Tenant's total leased area (subject to the Ninth floor becoming available) to 150,160 gross square feet of space; and

F. WHEREAS, by Third Amendment of Lease dated September 1st, 1997 Landlord and Tenant agreed to an early commencement of lease for Suite 130, in the 1875 Building, such that the Suite 130 Lease commenced September 1st, 1997; and

G. WHEREAS, by Fourth Amendment of Lease dated April 2nd, 1998, Landlord and Tenant agreed that Landlord will allow Tenant to make certain improvements to Tenant's Premises in the 1875 Building and Tenant further agreed to additional compensation for additional parking; and

H. WHEREAS, Bay Networks exercised its option to extend its lease on the ninth floor of the 1875 Building, thereby making Tenant's exercise of option to lease the ninth floor void and therefore bringing Tenant's total leased area to 132,458 square feet; and

I. WHEREAS, by Fifth Amendment of Lease dated May 8, 1998, in the 1875 Building, Tenant leased an additional 9,453 square feet on the second floor and 6,973 square feet on the third floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 148,884 square feet; and

J. WHEREAS, by Sixth Amendment of Lease dated September 16, 1998, in the 1875 Building, Tenant leased an additional 7,113 square feet on the fifth floor (which includes Tenant's proportionate share of building common areas) and which space was further identified as Suite 500, thereby bringing Tenant's total leased area to 155,997 square feet; and

K. WHEREAS, by Seventh Amendment of Lease dated December 1, 1998, Tenant agreed to lease Suite 500 prior to March 1, 1999 in the event it became available and Tenant's lease of Suite 500 commenced December 29, 1998; and

L. WHEREAS, by Eighth Amendment of Lease dated January 15, 1999 in the 1875 Building, Tenant leased an additional 810 square feet on the second floor and 4,288 square feet on the third floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 161,095 square feet; and

M. WHEREAS, by Ninth Amendment of Lease dated January 25, 1999 in the 1875 Building, Tenant leased an additional 5,221 square feet on the sixth floor and 2,695 square feet on the seventh floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 169,011 square feet; and

N. WHEREAS, by Tenth Amendment of Lease dated February 25, 1999 in the 1875 Building, Tenant leased an additional 4,319 square feet on the second floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 173,330 square feet; and

O. WHEREAS, by Eleventh Amendment of Lease dated April 7, 1999 in the 1825 Building, Tenant leased an additional 7,509 square feet on the first floor, 11,417 square feet on the fifth floor, 17,702 on the eighth floor and 17,702 square feet on the ninth floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 227,660 square feet; and

P. WHEREAS, by Twelfth Amendment of Lease dated May 26, 1999 Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord 1,657 of rentable square feet of space located on the third floor of the 1875 Building, effective July 1st, 1999, contingent upon Landlord obtaining a lease termination agreement with PRS International, which lease termination agreement was not obtained thereby rendering the Twelfth Amendment of Lease void; and

Q. WHEREAS, by Thirteenth Amendment of Lease dated December 7, 1999, Tenant leased an additional 2,552 square feet on the second floor (which includes Tenant's proportionate share of building common areas) of the 1875 Building, thereby bringing Tenant's total leased area to 230,212 square feet; and

R. WHEREAS, in the 1875 Building, Tenant now desires to lease an additional 1,608 square feet on the fifth floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 231,820 square feet.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

1. The area to be leased hereunder shall hereinafter be referred to as "Suite 540" and is described as follows: 1,608 rentable square feet of space, which includes Tenant's prorata share of Building common areas, located on the fifth floor of the Building located at 1875 South Grant Street, San Mateo, San Mateo County, California and as further outlined in red on Exhibit "A".

2. EFFECTIVE DATE

The "Effective Date" for the commencement of Lease for Suite 540 shall hereinafter be defined as April 1, 2000.

3. TERM

The term of Lease for Suite 540 shall commence upon the Effective Date and shall terminate August 31st, 2008. Landlord and Tenant each acknowledge that the expiration date of the term of Lease for Suite 540 is different from the expiration date of the term of lease for the 1855 Building and The "Core Space" (as defined in Paragraph 3 of the Fifth Amendment of Lease). In the event the term of Tenant's lease for the Core Space expires and Tenant vacates the Core Space, nevertheless, the term of lease for Suite 540 leased hereunder shall expire August 31st, 2008 and all the terms and conditions of the Lease shall remain in full force and effect and shall pertain to the space leased under this Fourteenth Amendment of Lease. Furthermore, it is hereby agreed that the Lease for Suite 540 shall be subject to the Option to Extend granted to Tenant per paragraph 48 of the Lease. In the event that Tenant exercises its option to extend the Lease on the Core Space such that the Lease for the Core Space is extended to July 31st, 2011, then the Lease for Suite 540 shall automatically be extended from August 31st, 2008 to July 31st, 2011. The Basic and Additional Rent on Suite 540 for the period September 1st, 2008 to July 31st, 2011 (provided Tenant has exercised its option per paragraph 48 of the Lease) shall be at the same rate as Tenant is then paying on the Core Space. As is stated in Paragraph 48 (f), Tenant's second Option to Extend shall apply to all space then leased by Tenant as of the date of the exercise of the second option.

4. BASIC RENT

Commencing upon the Effective Date, Tenant's monthly Basic Rent for Suite 540 shall be 1,608 s.f. x $3.40 = $5,467.20 per month. This amount shall be adjusted August 8th, 2000 and annually thereafter, in the same manner and upon the same date and with the same limitations as described in Paragraph 38 of the Lease.

Notwithstanding anything herein to the contrary, for Suite 540, Landlord hereby grants Tenant two months Basic Rent abatement on such suite. Such Basic Rent Abatement shall be granted to Tenant irrespective whether Tenant occupies the Premises or not during the two month period immediately following the Effective Date. For example, the Effective Date for Suite 540 is April 1st, 2000, Tenant's lease on Suite 540 will commence April 1st, 2000, and the Basic Rent described above for Suite 540 will commence June 1st, 2000.

5. ADDITIONAL RENT

Commencing upon the Effective Date, Tenant's Additional Rent as described in Paragraph 4D of the Lease shall be the then current rate being charged to tenants occupying Building 1875 and shall continue to be adjusted per the terms and conditions of Paragraph 4D.

6. AS-IS

Tenant agrees to lease suite 540 hereunder in an "as-is" condition, and any alteration or modification to the Premises shall be made in accordance with paragraphs 8 & 9 of the Lease at Tenant's sole cost and expense and shall not delay the commencement of Lease for Suite 540 nor delay the payment of rent.

7. PARKING

Upon the Effective Date for Suite 540, Tenant's total parking allocation shall be increased by 5 spaces.

8. NO BROKERS

Landlord and Tenant mutually acknowledge that neither Landlord nor Tenant have had any dealings with any real estate brokers or agents in connection with the negotiation of this Fourteenth Amendment of Lease which has resulted in any obligation to pay a leasing commission.

9. LEASE IN FULL FORCE AND EFFECT

Except as herein and modified the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have signed this Fourteenth Amendment of tease, which for reference purposes shall be deemed to have been dated as the date above written.
LANDLORD:	TENANT:
CROSSROADS ASSOCIATES	SIEBEL SYSTEMS, Inc., a Delaware Corporation
/s/ Dick Jacobson Title Partner	/s/ Jeffrey T. Amann Title Director, Legal Affairs

CLOCKTOWER ASSOCIATES

/s/ Dick Jacobson
Title    Partner

FIFTEENTH AMENDMENT OF LEASE

This Fifteenth Amendment of Lease is made and entered into this 12th day of January, 2000, by and between Crossroads Associates and Clocktower Associates (Landlord), and Siebel Systems, Inc. a Delaware Corporation (Tenant).

RECITALS

A. WHEREAS, Landlord and Tenant entered into a Lease dated June 4th, 1996, (the Lease) for the lease of approximately 66,426 gross square feet of space located in the five story Building located at 1855 South Grant Street, San Mateo, San Mateo County, California; and

B. WHEREAS, by letter dated October 30th, 1996 Tenant exercised Tenant's option to lease the fourth floor of the Building located at 1815 South Grant Street, San Mateo, San Mateo County, California (and hereinafter referred to as the 1875 Building) and by letter dated December 17th, 1996, Tenant exercised Tenant's option to lease the tenth floor of the 1875 Building; and

C. WHEREAS, by First Amendment of Lease dated March 17, 1997 Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord 12,926 rentable square feet of space located on the first floor of the 1875 Building, commencing April 1st, 1997, contingent upon Landlord obtaining a lease termination agreement with California Federal Bank, which lease termination agreement was not obtained thereby rendering the First Amendment of Lease void; and

D. WHEREAS, by Second Amendment of Lease dated March 19, 1997 Tenant leased an additional 12,926 gross square feet of space located on the first floor of the 1875 Building; and

E. WHEREAS, by letter dated May 23, 1997, Tenant exercised Tenant's Option to lease the ninth floor of the 1875 Building, and by letter dated July 28th, 1997 Tenant exercised Tenant's Option to lease the Eighth floor of the 1875 Building, thereby bringing Tenant's total leased area (subject to the Ninth floor becoming available) to 150,160 gross square feet of space; and

F. WHEREAS, by Third Amendment of Lease dated September 1st, 1997 Landlord and Tenant agreed to an early commencement of lease for Suite 130, in the 1875 Building, such that the Suite 130 Lease commenced September 1st, 1997; and

G. WHEREAS, by Fourth Amendment of Lease dated April 2nd, 1998, Landlord and Tenant agreed that Landlord will allow Tenant to make certain improvements to Tenant's Premises in the 1875 Building and Tenant further agreed to additional compensation for additional parking; and

H. WHEREAS, Bay Networks exercised its option to extend its lease on the ninth floor of the 1875 Building, thereby making Tenant's exercise of option to lease the ninth floor void and therefore bringing Tenant's total leased area to 132,458 square feet; and

I. WHEREAS, by Fifth Amendment of Lease dated May 8, 1998, in the 1875 Building, Tenant leased an additional 9,453 square feet on the second floor and 6,973 square feet on the third floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 148,884 square feet; and

J. WHEREAS, by Sixth Amendment of Lease dated September 16, 1998, in the 1875 Building, Tenant leased an additional 7,113 square feet on the fifth floor (which includes Tenant's proportionate share of building common areas) and which space was further identified as Suite 500, thereby bringing Tenant's total leased area to 155,997 square feet; and

K. WHEREAS, by Seventh Amendment of Lease dated December 1, 1998, Tenant agreed to lease Suite 500 prior to March 1, 1999 in the event it became available and Tenant's lease of Suite 500 commenced December 29, 1998; and

L. WHEREAS, by Eighth Amendment of Lease dated January 15, 1999 in the 1875 Building, Tenant leased an additional 810 square feet on the second floor and 4,288 square feet on the third floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 161,095 square feet; and

M. WHEREAS, by Ninth Amendment of Lease dated January 25, 1999 in the 1875 Building, Tenant leased an additional 5,221 square feet on the sixth floor and 2,695 square feet on the seventh floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 169,011 square feet; and

N. WHEREAS, by Tenth Amendment of Lease dated February 25, 1999 in the 1875 Building, Tenant leased an additional 4,319 square feet on the second floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 173,330 square feet and

O. WHEREAS, by Eleventh Amendment of Lease dated April 7,1999 in the 1825 Building, Tenant leased an additional 7,509 square feet on the first floor, 11,417 square feet on the fifth floor, 17,702 on the eighth floor and 17,702 square feet on the ninth floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 227,660 square feet; and

P. WHEREAS, by Twelfth Amendment of Lease dated May 26, 1999 Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord 1,657 of rentable square feet of space located on the third floor of the 1875 Building, effective July 1st, 1999, contingent upon Landlord obtaining a lease termination agreement with PRS International, which lease termination agreement was not obtained thereby rendering the Twelfth Amendment of Lease void; and

Q. WHEREAS, by Thirteenth Amendment of Lease dated December 7, 1999, Tenant leased an additional 2,552 square feet on the second floor (which includes Tenant's proportionate share of building common areas) of the 1875 Building, thereby bringing Tenant's total leased area to 230,212 square feet; and

R. WHEREAS, by the still to be executed Fourteenth Amendment of Lease dated December 7, 1999, Tenant intends to lease an additional 1,608 square feet on the fifth floor (which includes Tenant's proportionate share of building common areas) of the 1875 Building, which upon execution of the Fourteenth Amendment of Lease shall thereby bringing Tenant's total leased area to 231,820 square feet; and

S. WHEREAS, in the 1875 Building, Tenant now desires to lease an additional 1,657 square feet on the third floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 233,477 square feet.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

1. The areas to be leased hereunder are all located in the Building located at 1875 South Grant Street, San Mateo, San Mateo County, California and are further described as follows:

a) Suite 31D-D,E (PRS International)

Comprising 1,027 gross square feet of space, including Tenant's prorata share of Building common areas, located on the third floor and as further described in red on Exhibit "Al".

b) Suite 310-C (Bowman Capital Management)

Comprising 630 gross square feet of space, which includes Tenant's prorata share of Building common areas, located on the third floor and as further outlined in red on Exhibit "A2".

Tenant hereby acknowledges that the two suites to be leased hereunder, Suites 310-D,E and 310-C are currently leased to PRS International, Inc. and Bowman Capital Management respectively. Tenant's Lease of Suite 310-D,E is contingent upon Landlord entering into, in Landlord's sole opinion, an acceptable lease termination agreement with PRS International for the referenced suite. In the event Landlord and PRS International do not enter into such a lease termination agreement, then the provisions of this Fifteenth Amendment of Lease shall be void and of no force and effect between the parties, neither Landlord nor Tenant shall be liable to one another for having entered into this Fifteenth Amendment of Lease, and all other terms and conditions of the Lease shall remain in full force and effect. Landlord's Lease Agreement with Bowman Capital Management is on a month-to-month basis, and at such time that both an acceptable lease termination agreement is executed by PRS International, and Landlord has received a fully executed copy of this Fifteenth Amendment of Lease, Landlord will provide written notification to Bowman Capital, terminating their lease on February 29, 2000.

2. EFFECTIVE DATE

Subject to Paragraph 1 above, the Effective Dates shall be as follows:

(a) Suite 310-D,E - March 1, 2000
(b) Suite 310-C - March 1, 2000

3. TERM

Subject to Paragraph 1 above, commencing upon the respective Effective Dates Landlord agrees to lease to Tenant and Tenant agrees to lease and hire from Landlord Suites 310-D,E and 310-C. The Term of Lease for Suites 310-D,E and 310-C shall terminate August 31, 2008. Landlord and Tenant each acknowledge that the expiration date of the term of Lease for Suites 3l0-D,E and 310-C is different from the expiration date of the term of lease for other space leased by Tenant, including the expiration date of the term of lease for the 1855 Building and the "Core Space" (as defined in Paragraph 3 of the Fifth Amendment of Lease). In the event the term of Tenant's lease for the Core Space expires and Tenant vacates the Core Space, nevertheless, the term of lease for Suites 310-D,E and 310-C leased hereunder shall expire August 31st, 2008 and all the terms and conditions of the Lease shall remain in full force and effect and shall pertain to the space leased under this Fifteenth Amendment of Lease. Furthermore, it is hereby agreed that the Lease for Suites 3l0-D,E and 310-C shall be subject to the Option to Extend granted to Tenant per paragraph 48 of the Lease such that in the event that Tenant exercises its option to extend the Lease on the Core Space such that the Lease for the Core Space is extended to July 31st, 2011, then the Lease for Suites 310-D,E and 310-C shall automatically be extended from August 31, 2008 to July 31st, 2011. The Basic and Additional Rent on Suites 310-D,E and 310-C for the period September 1st, 2008 to July 31st, 2011 (provided Tenant has exercised its option per paragraph 48 of the Lease) shall be at the same rate as Tenant is then paying on the Core Space. As is stated in Paragraph 48(f), Tenant's second Option to Extend shall apply to all space then leased by Tenant as of the date of the exercise of the second option.

4. BASIC RENT

The Basic Rent for the additional space leased per this Fifteenth Amendment, commencing upon the Effective Date, shall be $3.40 per square foot per month multiplied by the square footage leased, as follows:

Suite	Square Footage	Basic Rent/Sq. Ft.	Total monthly Basic Rent

310-D,E 310-C	1,027 630	$3.40 3.40	$3,491.80 2,142.00

The Basic Rent described above shall be adjusted August 8th, 2000 and annually thereafter, in the same manner and upon the same date and with the same limitations as described in paragraph 38 of the Lease.

Notwithstanding anything herein to the contrary, for Suites 310-D,E and 310-C, Landlord hereby grants Tenant two months Basic Rent abatement for each suite. Such Basic Rent Abatement shall be granted to Tenant irrespective of whether Tenant occupies the Premises or not during the two-month period immediately following the Effective Date. For example, if the Effective Date for Suites 310-D,E and 310-C is March 1, 2000, Tenant's lease on Suites 310-D,E and 310-C will commence March 1, 2000, and the Basic Rent described above for Suites 310-D,E and 310-C will commence May 1, 2000, irrespective of Tenant's occupancy.

5. ADDITIONAL RENT

Commencing upon the Effective Date, Tenants Additional Rent for each suite, as described in Paragraph 4D of the Lease, shall be the then current rate per square foot per month being charged to tenants occupying Building 1875 multiplied by the respective square footages and shall continue to be adjusted per the terms and conditions of Paragraph 4D.

6. AS-IS

Tenant agrees to lease each suite hereunder in an "as-is" condition, and any alteration or modification to the Premises shall be made in accordance with paragraphs 8 & 9 of the Lease at Tenant's sole cost and expense and shall not delay the commencement of Lease for each of the Suites nor delay the payment of rent.

7. PARKING

On the Effective Date, Tenant's total parking allocation shall be increased as follows:

Suite 310-D,E	3 spaces
Suite 310-C	2 spaces

8. NO BROKERS

Landlord and Tenant mutually acknowledge that neither Landlord nor Tenant have had any dealings with any real estate brokers or agents in connection with the negotiation of this Fifteenth Amendment of Lease which has resulted in any obligation to pay a leasing commission.

10. LEASE IN FULL FORCE AND EFFECT

Except as herein and modified the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have signed this Fifteen Amendment of Lease, which for reference purposes shall be deemed to have been dated as the date above written.
LANDLORD:	TENANT:
CROSSROADS ASSOCIATES	SIEBEL SYSTEMS, Inc., a Delaware Corporation
/s/ Dick Jacobson Title Partner	/s/ Jeffrey T. Amann Title Director, Legal Affairs

CLOCKTOWER ASSOCIATES

/s/ Dick Jacobson
Title    Partner

SIXTEENTH AMENDMENT OF LEASE

This Sixteenth Amendment of Lease is made and entered into this 12th day of September, 2000, by and between Crossroads Associates and Clocktower Associates (Landlord), and Siebel Systems, Inc. a Delaware Corporation (Tenant).

RECITALS

A. WHEREAS, Landlord and Tenant entered into a Lease dated June 4th, 1996, (the Lease) for the lease of approximately 66,426 gross square feet of space located in the five story Building located at 1855 South Grant Street, San Mateo, San Mateo County, California; and

B. WHEREAS, by letter dated October 30th, 1996 Tenant exercised Tenant's option to lease the fourth floor of the Building located at 1875 South Grant Street, San Mateo, San Mateo County, California (and hereinafter referred to as the 1875 Building) and by letter dated December 17th, 1996, Tenant exercised Tenant's option to lease the tenth floor of the 1875 Building; and

C. WHEREAS, by First Amendment of Lease dated March 17, 1997 Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord 12,926 rentable square feet of space located on the first floor of the 1875 Building, commencing April 1st, 1997, contingent upon Landlord obtaining a lease termination agreement with California Federal Bank, which lease termination agreement was not obtained thereby rendering the First Amendment of Lease void; and

D. WHEREAS, by Second Amendment of Lease dated March 19, 1997 Tenant leased an additional 12,926 gross square feet of space located on the first floor of the 1875 Building; and

E. WHEREAS, by letter dated May 23, 1997, Tenant exercised Tenant's Option to lease the ninth floor of the 1875 Building, and by letter dated July 28th, 1997 Tenant exercised Tenant's Option to lease the Eighth floor of the 1875 Building, thereby bringing Tenant's total leased area (subject to the Ninth floor becoming available) to 150,160 gross square feet of space; and

F. WHEREAS, by Third Amendment of Lease dated September 1st, 1997 Landlord and Tenant agreed to an early commencement of lease for Suite 130, in the 1875 Building, such that the Suite 130 Lease commenced September 1st, 1997; and

G. WHEREAS, by Fourth Amendment of Lease dated April 2nd, 1998, Landlord and Tenant agreed that Landlord will allow Tenant to make certain improvements to Tenant's Premises in the 1875 Building and Tenant further agreed to additional compensation for additional parking; and

H. WHEREAS, Bay Networks exercised its option to extend its lease on the ninth floor of the 1875 Building, thereby making Tenant's exercise of option to lease the ninth floor void and therefore bringing Tenant's total leased area to 132,458 square feet; and

I. WHEREAS, by Fifth Amendment of Lease dated May 8, 1998, in the 1875 Building, Tenant leased an additional 9,453 square feet on the second floor and 6,973 square feet on the third floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 148,884 square feet; and

J. WHEREAS, by Sixth Amendment of Lease dated September 16, 1998, in the 1875 Building, Tenant leased an additional 7,113 square feet on the fifth floor (which includes Tenant's proportionate share of building common areas) and which space was further identified as Suite 500, thereby bringing Tenant's total leased area to 155,997 square feet; and

K. WHEREAS, by Seventh Amendment of Lease dated December 1, 1998, Tenant agreed to lease Suite 500 prior to March 1, 1999 in the event it became available and Tenant's lease of Suite 500 commenced December 29, 1998; and

L. WHEREAS, by Eighth Amendment of Lease dated January 15, 1999 in the 1875 Building, Tenant leased an additional 810 square feet on the second floor and 4,288 square feet on the third floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 161,095 square feet; and

M. WHEREAS, by Ninth Amendment of Lease dated January 25, 1999 in the 1875 Building, Tenant leased an additional 5,221 square feet on the sixth floor and 2,695 square feet on the seventh floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 169,011 square feet; and

N. WHEREAS, by Tenth Amendment of Lease dated February 25, 1999 in the 1875 Building, Tenant leased an additional 4,319 square feet on the second floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 173,330 square feet; and

O. WHEREAS, by Eleventh Amendment of Lease dated April 7, 1999 in the 1825 Building, Tenant leased an additional 7,509 square feet on the first floor, 11,417 square feet on the fifth floor, 17,702 on the eighth floor and 17,702 square feet on the ninth floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 227,660 square feet; and

P. WHEREAS, by Twelfth Amendment of Lease dated May 26, 1999 Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord 1,657 of rentable square feet of space located on the third floor of the 1875 Building, effective July 1st, 1999, contingent upon Landlord obtaining a lease termination agreement with PRS International, which lease termination agreement was not obtained thereby rendering the Twelfth Amendment of Lease void; and

Q. WHEREAS, by Thirteenth Amendment of Lease dated December 7, 1999, Tenant leased an additional 2,552 square feet on the second floor (which includes Tenant's proportionate share of building common areas) of the 1875 Building, thereby bringing Tenant's total leased area to 230,212 square feet; and

R. WHEREAS, by Fourteenth Amendment of Lease dated December 7, 1999, Tenant leased an additional 1,608 square feet on the fifth floor (which includes Tenant's proportionate share of building common areas) of the 1875 Building, thereby bringing Tenant's total leased area to 231,820 square feet; and

S. WHEREAS, by Fifteenth Amendment of Lease dated January 12, 2000, Tenant leased an additional 1,657 square feet on the third floor (which includes Tenant's proportionate share of building common areas) of the 1875 Building, thereby bringing Tenant's total leased area to 233,477 square feet; and

T. WHEREAS, in the 1825 Building, Tenant now desires to lease an additional 2,128 square feet on the second floor (which includes Tenant's proportionate share of building common areas), thereby bringing Tenant's total leased area to 235,605 square feet.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

1. The area to be leased hereunder shall hereinafter be referred to as "Suite 280" and is described as follows: 2,128 rentable square feet of space, which includes Tenant's prorate share of Building common areas, located on the second floor of the Building located at 1825 South Grant Street, San Mateo, San Mateo County, California and as further outlined in red on Exhibit "A".

2. EFFECTIVE DATE

The "Effective Date" for the commencement of Lease for Suite 280 shall hereinafter be defined as October 15, 2000.

3. TERM

The Term of Lease for Suite 280 shall commence upon the Effective Date and shall terminate April 30, 2005.

4. BASIC RENT

Commencing upon the Effective Date, Tenant's monthly Basic Rent for Suite 280 shall be 2,128 s.f. x $7.00 = $14,896.00 per month. This amount shall be adjusted August 8th, 2001 and annually thereafter, in the same manner and upon the same date and with the same limitations as described in Paragraph 38 of the Lease.

Notwithstanding anything herein to the contrary, for Suite 280, Landlord hereby grants Tenant a Basic Rent abatement in the amount of $22,700.00 (the cost for building standard carpet, base, painting, ceiling tiles and light fixtures). Irrespective of whether Tenant occupies the Premises, such Basic Rent Abatement shall be granted to Tenant commencing upon the Effective Date.

5. ADDITIONAL RENT

Commencing upon the Effective Date, Tenant's Additional Rent for Suite 280 as described in Paragraph 40 of the Lease shall be $1447.04 per month (2128 sq.ft. x $.68 = $1447.04) and shall continue to be adjusted per the terms and conditions of Paragraph 40.

6. AS-IS

Tenant agrees to lease suite 280 hereunder in an "as-is" condition, and any alteration or modification to the Premises shall be made in accordance with paragraphs 8 & 9 of the Lease at Tenant's sole cost and expense (excepting that Landlord shall grant the Basic Rent Abatement in the amount of $22,700 as described in paragraph 4 above) and shall not delay the commencement of Lease for Suite 280 nor delay the payment of rent.

7. PARKING

Upon the Effective Date for Suite 280, Tenant's total parking allocation shell be increased by 6 spaces.

8. NO BROKERS

Tenant acknowledges that Tenant shall pay all commissions due real estate brokers or agents representing Tenant in connection with the negotiation of this Sixteenth Amendment of Lease, and Landlord shall not be obligated to pay any commissions to Tenant's brokers or agents.

9. LEASE IN FULL FORCE AND EFFECT

Except as herein and modified the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have signed this Sixteenth Amendment of Lease, which for reference purposes shall be deemed to have been dated as the date above written.

LANDLORD:	TENANT:
CROSSROADS ASSOCIATES	SIEBEL SYSTEMS, Inc., a Delaware Corporation
/s/ Dick Jacobson Title Partner	/s/ Jeffrey T. Amann Title Senior Director, Legal Affairs

CLOCKTOWER ASSOCIATES

/s/ Dick Jacobson
Title    Partner